UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Brand Engagement Network Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

[●], 2025

Dear Stockholders:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Brand Engagement Network Inc., (“BEN” “BNAI” or “Company”), which will be held on November 26, 2025, at 10:00 a.m. Pacific Time. The Board of Directors has determined to convene and conduct the Meeting exclusively in a virtual meeting format at https://www.cstproxy.com/beninc/2025. This proxy statement includes instructions on how to access the virtual meeting and how to listen, vote, and submit questions from home or any remote location with Internet connectivity.

You can attend the Annual Meeting of Stockholders online, vote your shares during the online meeting and submit questions during the online meeting by visiting the above-mentioned internet site. We are committed to ensuring, to the extent possible, that stockholders will be afforded the ability to participate at the virtual meeting like they would at an in-person meeting. Details regarding how to access the virtual meeting via the internet and the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

The matters to be acted upon are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

We hope that you will be able to attend this year’s Annual Meeting of Stockholders. Whether or not you plan to attend the meeting, please vote through the internet or request, sign and return a proxy card to ensure your representation at the meeting. Your vote is important.

On behalf of the Board of Directors, we sincerely thank you for your continued support of Brand Engagement Network Inc. While we acknowledge the challenges and distractions of the past year, we remain focused on executing our strategy, strengthening our foundation, and positioning the Company for long-term success. We value your trust and engagement as we continue to advance BEN’s mission on behalf of all stockholders.

Sincerely
By Order of the Board of Directors of Brand Engagement Network Inc.,

Bernard Puckett	Tyler Luck
Interim Chairperson of the Board of Directors	Acting Chief Executive Officer

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS.

BRAND ENGAGEMENT NETWORK INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 26, 2025

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders of Brand Engagement Network Inc. (the “Company” or “BEN”) will be held on November 26, 2025 at 10:00 a.m. Pacific Time exclusively via the internet at a virtual web conference.

Items of Business:

We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1. To elect the 2 nominees named in the proxy statement to serve as Class I directors on the Board of Directors for a term of three years until the annual meeting of stockholders to be held in 2028 (or until such time as their respective successors are elected and qualified);

2. To ratify the appointment of L.J. Soldinger Associates, LLC as our independent registered public accounting firm for 2025; and

3. To approve of an amendment to our Certificate of Incorporation to effect a reverse stock split of the outstanding shares of our common stock by a ratio range of 1 for 2 to up to 1 for 10, with the exact ratio to be set by the Company’s Board of Directors within the above range in its sole discretion.

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Record Date

Only stockholders of record at the close of business on November 3, 2025 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

Mailing Date and Internet Availability of Proxy Materials

Our proxy statement and our 2025 Annual Report on Form 10-K are being distributed to our stockholders on or about [●], 2025. These materials are available at https://investors.beninc.ai/sec-filings. Your vote is important. Please vote as promptly as possible by using the Internet or by signing, dating and returning the proxy card enclosed with our proxy statement.

Virtual Annual Meeting of Stockholders

To facilitate greater stockholder access, we have determined that the Annual Meeting of Stockholders will be held in a virtual-only meeting format, via live video webcast that will provide shareholders with the ability to participate, vote their shares and ask questions. We are implementing a virtual-only meeting format in order to leverage technology to enhance shareholder access to the Annual Meeting of Stockholders. We believe a virtual-only meeting format facilitates shareholder attendance and participation by enabling all shareholders to participate fully and equally, and without cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all shareholders, regardless of size, resources or physical location. At our virtual meeting, stockholders will be able to attend, vote and submit questions by visiting the link provided upon registering at https://www.cstproxy.com/beninc/2025. Further information about how to attend the Annual Meeting of Stockholders online, vote your shares online during the meeting and submit questions during the meeting is included in the accompanying proxy statement.

Attendance at the Virtual Annual Meeting of Stockholders

In order to attend the Annual Meeting of Stockholders, you must register at https://www.cstproxy.com/beninc/2025. Upon completing your registration, you will receive an email confirming your registration. As part of the registration process, you must enter the control number located on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.

Your vote as a BEN stockholder is very important. Each share of common stock that you own represents one vote. For questions regarding your stock ownership, you may contact Investor Relations at investors@beninc.ai or, if you are a registered holder, our transfer agent, Continental Stock Transfer & Trust, by email through their website at https://continentalstock.com/contact-us/ or by phone toll free at (800) 509-5586.

By Order of the Board of Directors,

James D. Henderson

General Counsel and Secretary

Santa Monica, California

[●], 2025

Whether or not you expect to attend the meeting, we encourage you to read the proxy statement and vote by internet or submit your proxy card or voting instructions as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About the Meeting” beginning on page 3 of the proxy statement.

BRAND ENGAGEMENT NETWORK INC.

PROXY STATEMENT FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

i

ii

Proxy Summary

This summary highlights certain information contained elsewhere in our proxy statement. This summary does not contain all of the information you should consider. We encourage you to read the entirety of our proxy statement carefully prior to submitting your votes.

Annual Stockholders Meeting
Date November 26, 2025 Time 10:00 a.m. Pacific Time Place Exclusively via the internet at a virtual web conference at https://www.cstproxy.com/beninc/2025	Record date November 3, 2025	Meeting agenda The meeting will cover the proposals listed under “Voting matters and vote recommendations” below, and any other business that may properly come before the meeting.
	Date of Mailing/Availability The proxy statement is being mailed to our stockholders on or about [●], 2025.	Voting Stockholders as of the record date are entitled to vote. Each share of our common stock is entitled to one vote for each director nominee and one vote for each of the proposals.

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Voting matters and vote recommendations

See the actual proposals for more information.

Management Proposals		Board recommends	Reasons for Recommendation	See page
1.	Election of 2 Class I directors	FOR	Our Board of Directors (“Board”) and its Nominating and Corporate Governance Committee believe the 2 Board nominees possess the skills, and experience to effectively monitor performance, provide oversight, and advise management on our long-term strategy.	19
2.	Ratification of the selection of L.J. Soldinger Associates, LLC as our independent auditor for fiscal year 2025	FOR	Based on the Audit Committee’s assessment of L.J. Soldinger Associates, LLC’s qualifications and performance, it believes their retention for fiscal year 2025 is in the best interests of our company.	26
3.	Amendment to our Certificate of Incorporation to effect a reverse stock split	FOR	Our Board has determined it to be in the best interests of the Company and our stockholders to amend our Certificate of Incorporate to effectuate a reverse stock split, if necessary, at the discretion of Our Board.	28

2

BRAND ENGAGEMENT NETWORK INC.

PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON November 26, 2025

[●], 2025

Information About Solicitation and Voting

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of Brand Engagement Network Inc. for use at BEN’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting,” “Annual Meeting” or “meeting”) to be held exclusively via the internet at a virtual web conference at https://www.cstproxy.com/beninc/2025 on November 26, 2025, at 10:00 a.m. Pacific Time, and any adjournment or postponement thereof. References in the proxy statement for the Annual Meeting (the “Proxy Statement”) to “we,” “us,” “our,” the “Company” or “BEN” refer to Brand Engagement Network Inc.

Questions and Answers About the Meeting

Why is the 2025 Annual Meeting being held as a virtual, online meeting?

To facilitate greater stockholder access, we have determined that the Annual Meeting of Stockholders will be held in a virtual-only meeting format, via live video webcast that will provide shareholders with the ability to participate, vote their shares and ask questions. We are implementing a virtual-only meeting format in order to leverage technology to enhance shareholder access to the Annual Meeting of Stockholders. We believe a virtual-only meeting format facilitates shareholder attendance and participation by enabling all shareholders to participate fully and equally, and without cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all shareholders, regardless of size, resources or physical location. At our virtual meeting, stockholders will be able to attend, vote and submit questions by visiting the link provided upon registering at https://www.cstproxy.com/beninc/2025.

Who can vote their shares and attend the 2025 Annual Meeting?

Stockholders as of the record date for the meeting, November 3, 2025, are entitled to vote their shares and attend the meeting. At the close of business on the record date, there were [●] shares of BEN common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on November 3, 2025, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust (“CST”), then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote through the Internet, or by filling out and returning the proxy card enclosed with this proxy statement.

Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If on November 3, 2025, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the meeting. Because you are not the stockholder of record, you may not attend or vote your shares at the meeting unless you (i) request and obtain a legal proxy giving you the right to vote the shares at the meeting from the organization that holds your shares and (ii) register to attend the 2025 Annual Meeting. Please see “How do I register to attend the virtual 2025 Annual Meeting?” below for information on how to register to attend the 2025 Annual Meeting.

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How do I virtually attend the 2025 Annual Meeting?

We will host the 2025 Annual Meeting live online via webcast. You may attend the 2025 Annual Meeting live online by registering at https://www.cstproxy.com/beninc/2025 and following the instructions provide for day-off attendance. The webcast will start at 10:00 a.m. Pacific Time on November 26, 2025.

How do I register to attend the virtual 2025 Annual Meeting?

You may attend the 2025 Annual Meeting live online by registering at https://www.cstproxy.com/beninc/2025. The webcast will start at 10:00 a.m. Pacific Time on November 26, 2025. As part of the registration process, you must enter the control number located on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process. Upon completing your registration, you will receive an email confirming your registration. If you encounter any difficulties accessing the virtual meeting, please see the instructions on the virtual meeting website for technical support. Requests or questions regarding registration should be directed to our transfer agent, Continental Stock Transfer & Trust at 917-262-2373.

What if I have trouble accessing the Annual Meeting virtually?

The virtual meeting platform is fully supported across modern browsers and devices running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance, should you need it you may call 917-262-2373 to speak to someone at Continental Stock Transfer & Trust.

What is the purpose of the meeting?

At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, following the meeting, management will be available to respond to questions from stockholders.

What proposals are scheduled to be voted on at the meeting?

Stockholders will be asked to vote on four proposals. The proposals are:

1. To elect the 2 nominees named in the proxy statement to serve as Class I directors on the Board for a term of three years until the annual meeting of stockholders to be held in 2028 (or until such time as their respective successors are elected and qualified);

2. To ratify the appointment of L.J. Soldinger Associates, LLC as our independent registered public accounting firm for 2025;

3. To approve of an amendment to our Certificate of Incorporation to effect a reverse stock split of the outstanding shares of our common stock by a ratio range of 1 for 2 to 1 for 10, with the exact ratio to be set by the Company’s Board of Directors within the above range in its sole discretion; and

Could matters other than Proposal Nos. 1-3 be decided at the meeting?

Our bylaws require that we receive advance notice of any proposal to be brought before the meeting by stockholders of the Company, and, other than as may be included in this proxy statement, we have not received notice of any such proposals. If any other matter were to come before the meeting, the proxy holders appointed by the Board would have the discretion to vote on those matters for you.

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What is the recommendation of the Board of Directors on each of the proposals scheduled to be voted on at the meeting?

The Board recommends that you vote FOR each of the nominees named in this proxy statement (Proposal No. 1), FOR the ratification of the appointment of L.J. Soldinger Associates, LLC as our independent registered public accounting firm for 2025 (Proposal No. 2), and FOR the amendment to our Certificate of Incorporation to effect a reverse stock split (Proposal No. 3).

How do I vote?

You may vote by Internet, by mail or follow any alternative voting procedure (such as Internet voting) described on your proxy card or your voting instruction card. To use an alternative voting procedure, follow the instructions on each proxy card or your voting instruction card that you receive.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote before the 2025 Annual Meeting:

●	by Internet - please follow the instructions shown on your proxy card; or

●	by mail - if you receive a proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the meeting in the pre-paid envelope provided.

You may also vote during the 2025 Annual Meeting through the Internet.

Votes submitted through the Internet before the meeting must be received by 11:59 p.m. Eastern Time, on November 25, 2025. If you vote by mail, your proxy card must be received by November 25, 2025. Submitting your proxy before the meeting, whether through the Internet or by mail, will not affect your right to vote at the meeting should you decide to attend and participate in the 2025 Annual Meeting virtually online and vote your shares electronically before the polls close during the meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If you are not the stockholder of record, please refer to the voting instructions provided by your nominee regarding how to vote your shares. To ensure that your vote is counted, complete and mail the voting instruction card provided by your brokerage firm, bank, or other nominee as directed by your nominee. To vote at the 2025 Annual Meeting, you must obtain a legal proxy from your nominee and register to attend the meeting. Please see “How do I register to attend the virtual 2025 Annual Meeting?” Whether or not you plan to attend, we urge you to vote your voting instruction card to ensure that your vote is counted.

How do I vote by Internet before the meeting?

If you wish to vote on the Internet, you may do so by following the voting instructions included on your proxy card. Please have the proxy card you received in hand when you vote over the Internet as you will need information specified in those documents to submit your vote. The giving of such a telephonic or Internet proxy will not affect your right to vote virtually (as detailed above) should you decide to attend the 2025 Annual Meeting virtually.

Internet voting procedures are designed to authenticate stockholders’ identities, allow stockholders to give voting instructions, and confirm that stockholders’ instructions are recorded properly.

What shares can I vote?

Each share of BEN common stock issued and outstanding as of the close of business on November 3, 2025 is entitled to vote on all items being voted on at the meeting. You may vote all shares owned by you as of November 3, 2025, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

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How many votes am I entitled to per share?

Each holder of shares of BEN common stock is entitled to one vote for each share of BEN common stock held as of November 3, 2025.

What is the quorum requirement for the meeting?

The holders of a majority of the voting power of the shares of stock entitled to vote at the meeting as of the record date must be present virtually at the meeting or represented by proxy at the meeting in order to hold the meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the meeting if you are present virtually and vote at the meeting or if you have properly submitted a proxy. Shares present virtually during the 2025 Annual Meeting will be considered shares of BEN common stock represented in person at the meeting.

How are abstentions and broker non-votes treated, and which proposals are considered “routine” or “non-routine”?

Abstentions (shares present at the meeting and voted “abstain”) are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon.

A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any “non-routine” matters brought to a vote at the stockholders meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon.

Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for the ratification of the appointment of L.J. Soldinger Associates, LLC as our independent registered public accounting firm for 2025 (Proposal No. 2). Accordingly, we encourage you to provide voting instructions to your broker or other nominee whether or not you plan to attend the meeting.

What is the vote required for each proposal?

The votes required to approve each proposal are as follows:

●	Proposal No. 1. Each director nominee must be elected by a majority of the votes cast, meaning that the number of shares entitled to vote on the election of directors and represented virtually at the meeting or by proxy at the meeting casting their votes “FOR” a director must exceed the number of votes “AGAINST” a director.

●	Proposal Nos. 2 and 3. Approval of each of Proposal Nos. 2 and 3 will be obtained if a majority of the votes cast are “FOR” a Proposal.

What if I return a proxy card but do not make specific choices?

If you return a validly executed proxy card but do not indicate your voting preferences, your shares will be voted in the manner recommended by the Board on all matters presented in this proxy statement for which no instruction was provided and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting.

If you hold your shares in street name and do not indicate to your broker or other nominee your voting preferences, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the meeting. Voting results will be tabulated and certified by the inspector of elections appointed for the meeting.

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Who is soliciting my proxy and paying for this proxy solicitation?

The expenses of soliciting proxies will be paid by BEN. Following the original mailing of the soliciting materials, BEN and its agents may solicit proxies by mail, electronic mail, telephone, facsimile or by other similar means. Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, email, or otherwise. Following the original mailing of the soliciting materials, BEN will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, BEN, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any internet access charges you may incur.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. For example, you may own some shares directly as a stockholder of record and other shares through a brokerage firm, or you may own shares through more than one brokerage firm. In these situations, you may receive multiple sets of proxy materials. To make certain all of your shares are voted, please follow the instructions included in these proxy materials on how to access each proxy card and vote each proxy card by Internet or mail.

How can I change my vote after submitting my proxy?

A stockholder who has given a proxy may revoke it at any time before it is exercised at the meeting by:

●	delivering to BEN’s Corporate Secretary a written notice stating that the proxy is revoked;

●	voting again by Internet or mail with a proxy bearing a later date; or

●	attending and voting at the meeting (although attendance will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Only the latest-dated validly executed proxy that you submit will be counted.

How can I get access to the proxy materials and annual report?

A copy of our 2024 Annual Report on Form 10-K accompanies this proxy statement. If you would like another copy of this report, we will send you one without charge. The Annual Report on Form 10-K includes a list of exhibits filed with the Securities and Exchange Commission (“SEC”), but does not include the exhibits. If you wish to receive copies of the exhibits, we will send them to you. Please email shareholderemail@beninc.ai.

These materials are also available on our website https://investors.beninc.ai/. Our website is available for information purposes only and should not be relied upon for investment purposes, nor is it incorporated by reference into this proxy statement. On our website you can access electronically filed copies of our proxy statements, annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, Section 16 filings, and amendments to those reports and filings, free of charge.

Will you make a list of the stockholders of record entitled to vote at the 2025 Annual Meeting available through electronic means?

We will make available an electronic list of stockholders of record as of the record date for inspection by stockholders from November 4, 2025 through November 25, 2025. To access the electronic list during this time, please send your request, along with proof of ownership, by email to legal@beninc.ai. You will receive confirmation of your request and instructions on how to view the electronic list.

Where can I find the voting results?

The results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the meeting.

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CORPORATE GOVERNANCE AND DIRECTOR INDEPENDENCE

BEN is committed to achieving excellence in our governance practices with an emphasis on a culture of accountability and the conduct of our business that is fair and responsible. These practices provide an important framework within which our Board and management can pursue our strategic objectives for the benefit of our stockholders. The following table provides summary information about our directors.

Name and Occupation	Age	Director Since	Independent	Other Public Boards	Committee Memberships
					AC		CC	NCGC		SLC
Class I Director Nominees+
Dr. Ruy Carrasco Managing Partner, Child Neurology Consultants & Chief Medical Informatics Officer, BEN	53	2025	Yes	0
							M
Thomas Morgan Jr. Founder and Chief Executive Office, Corps Capital Advisors LLC	64	2024	Yes	0
							M

Class II Directors
Richard Isaacs Dean, Senior Vice President and Chief Academic Officer, California Northstate University College of Medicine	62	2024	Yes	0
					M				M		M

Jon Leibowitz Chairman, National Consumers League	67	2024	Yes	0
					M	F		C	M	C	M

Class III Directors
Tyler Luck Chief Product Officer, BEN	33	2024	No	0

Bernard Puckett* Independent Venture Capital & Private Equity Professional	81	2024	Yes	0

AC: Audit Committee

CC: Compensation Committee

NCGC: Nominating and Corporate Governance Committee

+: Paul Chang currently serves on the Board as a Class I Director and will not stand for re-election at the meeting

*	Chairperson of the Board	C	Chair	M	Member	F	Financial Expert

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Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of our company. Our Corporate Governance Guidelines are available on the Investor Relations section of our website, which is located at https://investors.beninc.ai/corporate-governance/governance-overview, by selecting “Corporate Governance Guidelines.” Our Nominating and Corporate Governance Committee reviews and recommends changes to the Corporate Governance Guidelines.

Board Leadership Structure

Our Board retains the flexibility to determine on a case-by-case basis whether the Chief Executive Officer or an independent director should serve as Chairperson of the Board. This flexibility permits our Board to organize its functions and conduct its business in a manner it deems most effective under then-prevailing circumstances. During those periods in which the positions of Chairperson and Chief Executive Officer are combined, independent directors appoint a Lead Independent Director.

Currently, our Board believes that our stockholders are best served by having an independent director serve as our Chairperson of the Board. The Board believes that this is the appropriate leadership structure for our company at this time because it allows our Chief Executive Officer to focus on executing our company’s strategic plan and managing our company’s operations and performance as the company explores its strategic alternatives.

Board of Directors

The Board currently has set the number of directors at nine (9) members, with three director seats remaining vacant, and such number amendable at the discretion of a majority of the directors then in-office. Our Board is divided into three classes, each serving staggered, three-year terms and the current active board of directors is as follows:

●	our Class I directors are Paul Chang and Thomas Morgan Jr.; (one vacant seat)

●	our Class II directors are Jon Leibowitz and Richard Isaacs; (one vacant seat) and

●	our Class III directors are Tyler Luck and Bernard Puckett (one vacant seat).

The Company is nominating the following directors for Class I:

●	Ruy Carrasco and Thomas Morgan Jr.;

●	Three seats will remain open at the discretion of our Board or until our next Annual Meeting.

At the Annual Meeting, the initial term of office of the Class I directors shall expire and Class I directors nominated shall be up for reelection for a full term of three years. Paul Chang, a current Class I Director, will not stand for re-election. At the first annual meeting of stockholders following the 2025 Annual Meeting (to be held in the calendar year 2026), the term of office of the Class II directors shall expire and Class II directors shall be up for reelection for a full term of three years. At the second annual meeting of stockholders following the 2026 Annual Meeting, the term of office of the Class III directors shall expire and Class III directors shall be up for reelection for a full term of three years. At each succeeding annual meeting, directors shall be elected for a full term of three years to succeed directors of the class whose terms expire.

Independence of Directors

NASDAQ listing rules require that a majority of our Board be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that each of Richard Isaacs, Jon Leibowitz, Bernard Puckett, Thomas Morgan Jr., and Ruy Carrasco are independent directors under the NASDAQ listing rules and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In making these determinations, the Board considered the current and prior relationships that each non-employee director has with BEN and will have with BEN and all other facts and circumstances deemed relevant, including the beneficial ownership of BEN common stock, and the transactions described in the section titled “TRANSACTIONS WITH RELATED PARTIES, FOUNDERS AND CONTROL PERSONS.” The Board further considered the independence of Ruy Carrasco, currently serving as the Chief Medical Officer of the Company, and determined him to be independent, based on several factors, including, among others: (1) he is not an employee, (2) he does not oversee a principal business unit or function of the Company, (3) he does not have a relationship, which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

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Our Board of Directors’ Role in Risk Oversight

Management continually monitors the material risks we face, including financial risk, strategic risk, enterprise and operational risk (including cybersecurity) and legal and compliance risk. The Board is responsible for overseeing the major risks facing BEN while management is responsible for the day-to-day management, including operational, marketing, financial and litigation risk. The Board is responsible for exercising oversight of management’s identification and management of, and planning for, those risks. In fulfilling this oversight role, our Board focuses on understanding the nature of our enterprise risks, including our operations and strategic direction, as well as the adequacy of our risk management process and overall risk management system.

To address potential conflicts and ensure independent evaluation of significant litigation matters, including the ongoing litigation against AFG Companies Inc. and related parties for alleged breaches of the Reseller Agreement and Subscription Agreement, the Board has formed a Special Litigation Committee (the ‘SLC’). The SLC is composed of one advisor, James D. Henderson Jr., BEN’s General Counsel and two independent directors, Jon Leibowitz and Richard Isaacs, who have no personal interest in the matters under review and are free from any relationships that could impair their impartiality. The SLC has been granted full authority by the Board, pursuant to a resolution adopted on August 15, 2025, to independently investigate, evaluate, and manage claims, shareholder demands, or other litigation risks on behalf of BEN.

The SLC’s mandate includes, but is not limited to: (i) conducting thorough investigations with the assistance of independent legal counsel and advisors; (ii) determining whether to pursue, settle, or dismiss existing or potential claims; (iii) initiating additional litigation if deemed in the best interests of BEN and its shareholders; and (iv) negotiating and approving settlements without further Board approval, subject to applicable legal requirements. This delegation ensures decisions are made objectively, free from potential conflicts, and aligned with BEN’s fiduciary obligations. The SLC reports its findings and recommendations to the full Board as appropriate, maintaining transparency while preserving independence.

The Board as a whole has responsibility for overseeing BEN’s risk management process. While the full Board has overall responsibility for risk oversight, the Board has delegated oversight responsibility related to certain committees of our Board, including responsibility for oversight and review of risk areas for our company. The oversight responsibility of the Board and its committees is informed by reports from our management team and from our internal audit department that are designed to provide visibility to the Board about the identification, assessment and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession and compensation, compliance, cybersecurity and other risks. The Board satisfies its oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within BEN.

●	Audit Committee: Oversees risks related to financial reporting, internal controls, compliance with legal and regulatory requirements, and cybersecurity threats, including reviewing quarterly reports on enterprise risk management and conducting annual audits.

●	Compensation Committee: Oversees risks associated with compensation policies and practices, ensuring they do not encourage excessive risk-taking, and reviews incentive plans annually.

●	Nominating and Corporate Governance Committee: Oversees risks related to corporate governance, board composition, succession planning, and environmental/social/governance (ESG) matters, including annual reviews of governance guidelines.

●	Special Litigation Committee: The Board has established a Special Litigation Committee, composed of independent directors, to evaluate and manage litigation risks, ensuring decisions align with shareholders interests. The Special Litigation Committee, supported by independent counsel, investigates claims and recommends actions to protect BEN’s financial and strategic objectives.

This structure ensures effective risk oversight while maintaining a strong leadership framework. Currently, our Board believes that our stockholders are best served by having Bernard Puckett serve as our Chairperson of the Board. The Board believes that having an independent director serve as the Lead Independent Director is the appropriate leadership structure for our company at this time because it allows our Acting Chief Executive Officer, Tyler Luck to focus on executing our company’s strategic plan and managing our company’s operations and performance as the company explores its strategic alternatives. Our Board has appointed Jon Liebowitz to serve as Vice Chairman. The separation of the Chair and CEO roles, combined with committee delegation, enhances the Board’s ability to independently oversee risks without compromising operational efficiency.

Committees of Our Board of Directors

The standing committees of our board of directors consist of an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Special Litigation Committee. The composition of each committee is set forth below. Each of these committees has a written charter approved by our Board. The composition and responsibilities of each committee are described below. Copies of the charters for each committee are available, without charge, upon request in writing to Brand Engagement Network Inc., 300 Delaware Ave, Suite 210, Wilmington, DE 19801 Attn: Corporate Secretary or in the section entitled, “Committee Charters” on our website at https://investors.beninc.ai/corporate-governance/governance-overview. Members serve on these committees until their resignation or until otherwise determined by our Board.

Board and Committee Meetings and Attendance

The Board and its committees meet throughout the year on a set schedule and hold special meetings and act by written consent from time to time. During 2024, the Board met 8 times, including telephonic meetings, the Audit Committee held 4 meetings, the Compensation Committee held 1 meeting and the Nominating and Corporate Governance Committee held 0 meetings. Members of committees also provided oversight of company initiatives through periodic discussions with management. During 2024, all of our incumbent directors attended more than 75% of the aggregate of the total number of meetings held by the Board and the total number of meetings held by all committees of the Board on which such director served (during the period which such director served).

Board Attendance at Annual Stockholders’ Meeting

Our policy is to invite and encourage each member of our Board to be present at our annual meetings of stockholders. As this is our first annual meeting since our merger, we will begin reporting attendance of directors who were nominated for re-election and attended the 2025 Annual Meeting of Stockholders in our proxy statement for the next annual meeting.

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Audit Committee

Current Members:	Responsibilities: Pursuant to its charter, our Audit Committee, among other things:
Richard Isaacs

● Overseeing management’s establishment and maintenance of adequate systems of internal accounting and financial controls;

● Overseeing the effectiveness of our legal and regulatory compliance programs;

● Overseeing our financial reporting process, including the filing of financial reports; and

● Selecting independent auditors, evaluating their independence and performance and approving audit fees and services performed by them.

Audit Committee Financial Literacy and Financial Expert

Our Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act and consists of Jon Leibowitz and Richard Isaacs, each of whom are independent directors and are “financially literate” as defined under the NASDAQ listing standards. The Board has determined that Jon Leibowitz meets the definition of “audit committee financial expert” under the applicable rules and regulations of the SEC and is “financially sophisticated” as defined by the applicable rules and regulations of The Nasdaq Stock Market. The designation of a person as an audit committee financial expert does not result in the person being deemed an expert for any purpose, including under Section 11 of the Securities Act of 1933, as amended. The designation does not impose on the person any duties, obligations or liability greater than those imposed on any other audit committee member or any other director and does not affect the duties, obligations or liability of any other member of the Audit Committee or Board

Jon Leibowitz

Independence:
The composition of our Audit Committee does not currently meet the applicable requirements under current NASDAQ and SEC rules and regulations. The Board is in the process of appointing Ruy Carrasco, as a third independent director, to maintain compliance with all applicable requirements.

Meetings:
4 meetings during 2024.

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Compensation Committee

Current Members:	Responsibilities:
Ruy Carrasco

Pursuant to its charter, our Compensation Committee, among other things:

● Ensuring that our executive compensation programs are appropriately competitive, supporting organizational objectives and stockholder interests and emphasizing pay-for-performance linkage;

● Evaluating and approving compensation and setting performance criteria for compensation programs for our chief executive officer and other executive officers; and

● Overseeing the implementation and administration of our compensation plans.

Thomas Morgan Jr.

Independence:
The composition of our Compensation Committee meets the requirements for independence under current NASDAQ and SEC rules and regulations.
Meetings:
1 meeting during 2024.

Compensation Considerations and Role of Compensation Consultant

In accordance with the provisions of its charter, our Compensation Committee reviews and makes recommendations to the Board regarding compensation for executive officers, non-employee directors and employees of the Company. The Compensation Committee held one meeting in 2024 due to the Company’s focus on post-merger integration and strategic restructuring following the March 2024 merger with DHC Acquisition Corp. The Compensation Committee relied on regular board discussions and independent consultant input from its compensation consultant, whose independence is confirmed per Nasdaq Rule 5605(d)(3), to oversee compensation policies.

Under its charter, our Compensation Committee has the authority to retain outside counsel or other advisors and consultants. Our Compensation Committee oversees the engagement of its independent compensation consultant and any other consultants it engages in addition to or in replacement of its independent consultant. The independent compensation consultant selected by our Compensation Committee works directly with our Compensation Committee (and not on behalf of management) to assist our Compensation Committee in satisfying its responsibilities and will not undertake projects for management without our Compensation Committee’s approval. Our Compensation Committee selected Compensation Advisory Partners as its independent compensation consultant to provide advice and ongoing recommendations on executive compensation matters for 2024. In the process of selecting Compensation Advisory Partners as its compensation consultant, our Compensation Committee considered Compensation Advisory Partners’ independence by taking into account the factors prescribed by the SEC and NASDAQ listing rules. Based on this evaluation, the Committee determined that no conflict of interest existed with respect to Compensation Advisory Partners. The Company is in the process of engaging Payscale as its compensation consultant for 2025.

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Nominating and Corporate Governance Committee

Current Members:	Responsibilities:
Jon Leibowitz (Chair)

Pursuant to its charter, our Nominating and Corporate Governance Committee, among other things:

● Recommending director nominees for our board of directors and its committees;

● Considering nominees identified by its members, management, stockholders, investment bankers and others

● Recommending the size and composition of our board of directors and its committees;

● Reviewing corporate governance guidelines and proposed Charter and Bylaws amendments; and

● Reviewing and making recommendations to address stockholder proposals.

Richard Isaacs

Independence:
The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under current NASDAQ and SEC rules and regulations.

Meetings:
0 meetings during 2024.

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Special Litigation Committee

Current Members:	Responsibilities:
Jon Leibowitz (Chair)

Pursuant to its charter, our Special Litigation Committee, among other things:

● Granted full board-level authority (via board resolution) to investigate and decide on any litigation, whether to pursue, settle or dismiss litigation, aiming to protect the corporation’s interests, while binding the corporation;

● Engages independent counsel and advisors to investigate (interviews, document reviews etc.)

● Reports to the full board decisions made with a full report.

Richard Isaacs

Independence:
All members of our Special Litigation Committee are independent.

Meetings:
0 meetings during 2024. Our SLC was formed in August 2025.

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Communication with Directors

The Board recognizes the importance of stockholder input and has adopted a policy to facilitate direct communications. In 2025, the Board reviewed zero stockholder communications related to proposals for the 2025 Annual Shareholder Proxy.

Stockholders and interested parties who wish to communicate with our Board, non-employee members of our Board as a group, a committee of the Board or a specific member of our Board may do so by letters addressed to the attention of our Corporate Secretary.

All communications are reviewed by the Corporate Secretary and provided to the members of the Board consistent with a screening policy providing that unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board may not be relayed on to directors. Any communication that is not relayed is recorded in a log and made available to our Board.

The address for these communications is: Corporate Secretary, Brand Engagement Network Inc., 300 Delaware Ave, Suite 210, Wilmington, DE 19801.

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Stockholder Engagement

Our Board values the input of our stockholders, and we are committed to engaging with our stockholders when appropriate. Certain features of our stockholder engagement program include:

●	Discuss stockholder proposals (if any);
●	Publish our Annual Report and Proxy Statement;
●	If appropriate or requested, one-on-one meetings with stockholders;
●	Attend and participate in investor and corporate governance-related events; and
●	Evaluate and respond to stockholder feedback.

Code of Business Conduct and Ethics

We have adopted codes of business conduct and ethics that, on a combined basis, apply to all of our board members, officers and employees (the “Code”). Our Audit Committee is responsible for annually reviewing and reporting to the Board on the adequacy of the Code and discussing with the Nominating and Corporate Governance Committee updating the Code and relevant policies. The Audit Committee considers waivers of the Code (other than transactions that are subject to review by the Board as a whole or any other committee of the Board), including waivers requested for executive officers and directors (other than where the potential waiver involves a member of the Audit Committee, in which event, such waiver shall be subject to the review of the Board), and has authority to grant any such waivers.

Our Board has adopted a Code of Business Conduct and Ethics for our directors, officers, employees and certain affiliates in accordance with applicable federal securities laws, a copy of which is available on BEN’s website https://beninc.ai/ under “Investors: Corporate Governance.” BEN will make a printed copy of the Code of Business Conduct and Ethics available to any stockholder who so requests. Requests for a printed copy may be directed to legal@beninc.ai.

If we amend or grant a waiver of one or more of the provisions of our Code of Business Conduct and Ethics, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Business Conduct and Ethics that apply to our principal executive officer, principal financial officer and principal accounting officer by posting the required information on BEN’s website at https://beninc.ai/. The information on our website is not for part of and is not incorporated into this Proxy Statement.

Insider Trading Policy

Our Board has adopted an Insider Trading Policy governing the purchase, sale and/or other dispositions of its securities by directors, officers and certain employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and listing standards applicable to us. Our Insider Trading Policy is available on BEN’s corporate website, https://beninc.ai/ under “Investors: Corporate Governance” and was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Compensation Recovery Policy

Our Board has adopted a compensation recovery policy, which provides that in the event the Company is required to prepare an accounting restatement due to noncompliance with any financial reporting requirements under the securities laws or otherwise erroneous data or the Company determines there has been a significant misconduct that causes financial or reputational harm, the Company shall recover a portion or all of any incentive compensation. Our compensation recovery policy is available on BEN’s corporate website, https://beninc.ai/ under “Investors: Corporate Governance.”

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NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors

Nominations of persons for election to the Board an may be made at an annual meeting of stockholders: (i) pursuant to the Company’s notice of meeting of stockholders; (ii) by or at the direction of the Board or the Nominating and Corporate Governance Committee; or (iii) by any stockholder of the Company who was a stockholder of record at the time of giving the stockholder’s notice required by our Bylaws and who is a stockholder of record at the time of the annual meeting of stockholders, who is entitled to vote at the meeting and who complied with the notice procedures set forth in our Bylaws. The Nominating and Corporate Governance Committee does not have a separate policy for evaluating director candidates recommended by stockholders. Instead, the Nominating and Corporate Governance Committee considers any candidate meeting the requirements for nomination by a stockholder set forth in the Company’s Bylaws (as well as applicable laws and regulations) in the same manner as any other director candidate. The Nominating and Corporate Governance Committee believes that requiring stockholder recommendations for director candidates to comply with the requirements for nominations in accordance with the Company’s Bylaws ensures that the Nominating and Corporate Governance Committee receives at least the minimum information necessary for it to begin an appropriate evaluation of any such director nominee, and time and process sufficient to afford any such nominees the appropriate level of assessment.

Section 3.2 of the Company’s Bylaws provide that any stockholder that desires to nominate a person for service on the Board must give advance written notice to the Company of an intention to nominate a director at a stockholder meeting. Notice of intention to make any nominations must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day, nor earlier than the one hundred and twentieth (120th) day, prior to the first anniversary of the immediately preceding year’s annual meeting. In the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than seventy (70) days after the anniversary of the preceding year’s annual meeting, or if no annual meeting was, notice must be received not earlier than the one hundred and twentieth (120th) day prior to such annual meeting and not later than the later of the close of business on (i) the ninetieth (90th) day prior to such annual meeting or (ii) the tenth (10th) day following the day on the Company publicly announces the date of such meeting.

To be in proper written form, a stockholder’s notice to the Corporate Secretary must comply with the requirements of Section 3.2 of our Bylaws. Evaluations of candidates generally involve a review of background materials, questionnaires, internal discussions and interviews with selected candidates as appropriate. Nominees for the Board also must meet certain qualifications set forth in Section 3.2 of our Bylaws.

This section constitutes only a summary of the material requirements for stockholder nominations of director candidates. Any stockholder considering a nomination must comply strictly in all respects with the requirements set forth in our Bylaws and applicable law. Accordingly, readers intending to submit such a nomination should review carefully all applicable provisions of our Bylaws, as well as the provisions of Securities Exchange Act Regulation 14A and of the Delaware General Corporations Code, prior to making any submittal. Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board, including the deadlines for submitting a nominee for our next annual meeting of stockholders pursuant to our Bylaws, is set forth below under “Additional Information– Stockholder Proposals to be Presented at Next Annual Meeting.”

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Director Qualifications

With the goal of developing an experienced and highly-qualified Board, the Nominating and Corporate Governance Committee is responsible for developing and recommending to the Board the desired qualifications, expertise and characteristics of members of our Board, including the specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on the Board and any specific qualities or skills that the committee believes are necessary for one or more of the members of the Board to possess.

Since the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of the Board from time to time, our Board has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and NASDAQ listing requirements and the provisions of our certificate of incorporation, bylaws, corporate governance guidelines and charters of the Board’s committees. In addition, neither the Board nor the Nominating and Corporate Governance Committee has a formal policy with regard to the consideration of diversity in identifying nominees. When considering nominees, the Nominating and Corporate Governance Committee may take into consideration many factors, including, among other things, a candidate’s independence, integrity, skills, financial and other expertise, breadth of experience and knowledge about our business or industry and willingness and ability to devote adequate time and effort to responsibilities of the Board in the context of its existing composition. Through the nomination process, the Nominating and Corporate Governance Committee seeks to promote Board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to the Board’s overall effectiveness. The brief biographical description of each director set forth in Proposal No. 1 below includes the primary individual experience, qualifications, qualities and skills of each of our directors that led to the conclusion that each director should serve as a member of our Board at this time.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board currently consists of 7 directors, classified into three Classes, Class I, II and III. Class I has 2 seats expiring with 1 being renominated, 1 not being renominated and 1 being vacant.

The terms of office of our Class I directors, Paul Chang and Thomas Morgan Jr., will expire at the Annual Meeting. Upon the recommendation of our Nominating and Corporate Governance Committee, the Board has approved the nomination of the Class I directors, Ruy Carrasco and Thomas Morgan Jr., for election at the Annual Meeting, to serve for a term of three years expiring at our 2028 annual meeting of stockholders (or until such time as their respective successors are elected and qualified).

Biographical information for each of our directors, and the two nominees, is set forth below. We have highlighted in that section the specific experience, qualifications and skills that led the Board to conclude that each individual should serve as a director of the Company.

Nominees and Continuing Directors to the Board of Directors

Our directors and director nominees, and his or her age, occupation and length of board service as of September 30, 2025, are provided in the table below. Additional biographical descriptions are set forth in the text below the table.

Name of Director/Nominee	Age	Principal Occupation	Director Since
Class I Director Nominees+
Dr. Ruy Carrasco(3)	53	Managing Partner, Child Neurology Consultants & Chief Medical Informatics Officer, BEN	2025
Thomas Morgan Jr.(3)	64	Founder and Chief Executive Office, Corps Capital Advisors LLC	2024
Class II Directors
Richard Isaacs (1)(2)(4)	62	Dean, Senior Vice President and Chief Academic Officer, California NorthState University College of Medicine	2024
Jon Leibowitz(1)(2)(4)	67	Chairman, National Consumers League	2024
Class III Directors
Tyler Luck	33	Acting Chief Executive Officer, Chief Product Officer and Co-Founder of BEN	2024
Bernard Puckett*	81	Independent Venture Capital & Private Equity Professional	2024

* Chairperson of the Board

+ Paul Chang currently serves on the Board as a Class I Director and will not stand for re-election at the meeting

(1)Member of the Audit Committee

(2)Member of the Nominating and Corporate Governance Committee

(3)Member of the Compensation Committee

(4)Member of the Special Litigation Committee

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Class I Director Nominees

Dr. Ruy Carrasco, Director
Age:	Director Since:	Committees	Other Public Directorships
53	2025	Compensation Committee	0

Dr. Carrasco is a pediatric rheumatologist with Child Neurology & Consultants of Austin and the Chief Medical Informatics Officer of BEN. Dr. Carrasco began his career at Baylor University for his undergraduate education. He later attended and received his medical degree from the University of New Mexico School of Medicine. He followed up with a fellowship in pediatric rheumatology at Cincinnati Children’s Hospital Medical Center. Dr. Carrasco established the Division of Rheumatology at Dell Children’s Medical Center of Central Texas in Austin. While at Dell Children’s, he served as the division chief of rheumatology and was active in clinical care, teaching and research. Dr. Carrasco is the first-ever recipient of the “Cure JM Physician of Excellence Aware” bestowed on him in 2017 for his exceptional commitment to patients and families battling Juvenile Myositis, a life-threatening autoimmune disease. Dr. Carrasco’s significant medical expertise make him well qualified to serve on our Board of Directors.

Thomas Morgan Jr., Director
Age:	Director Since:	Committees	Other Public Directorships
64	2024	Compensation Committee	0

Mr. Morgan is the founder and Chief Executive Officer of Corps Capital Advisors LLC, an investment advisory firm, which he founded in July 2019. Previously, Mr. Morgan, Jr. served as a Managing Director at Morgan Stanley, a large investment bank, from 2009 to July 2019. Mr. Morgan began his career in private wealth management at Goldman Sachs in 1993. Prior to his professional career, Mr. Morgan served as an infantry/aviation officer in the US Army with the 2nd Infantry Division, 1st Cavalry Division, 6th Cavalry Squadron. Mr. Morgan received his B.S. from the United States Military Academy and his MBA from Harvard University. Mr. Morgan, Jr.’s significant investment and financial expertise make him well qualified to serve as a member of our Board of Directors.

Class I Non-Continuing Director

Paul Chang, Chief Executive Officer and Director
Age:	Director Since:	Committees	Other Public Directorships
59	2024	N/A	0

Mr. Chang currently serves as a director. He joined BEN in May 2023 and previously served as Chief Executive Officer of BEN from August 2024 to July 2025. Prior to that he served as Co-Chief Executive Officer from May 2024 to August 2024 and as Global President from May 2023 until his promotion in May 2024. Prior to joining BEN, Mr. Chang spent 18 years at IBM where he led the GTM and product strategy as well as sales and marketing for various emerging software technologies such as AI, Blockchain, IOT/RFID, and Advanced Predictive Analytics. Mr. Chang has developed sales strategies and conducted enablement globally for IBM on emerging technologies and ensured scalability across the large company network, while working with numerous Fortune 100 companies in the pharmaceutical, industrial, automotive, financial services, and retail industries. Prior to IBM, Mr. Chang worked for several start-up companies including Corvis, an optical network company, which went public in 2000. Mr. Chang has worked closely with government agencies such as the FDA and State Board of Pharmacy to provide guidance on new technologies that can positively impact and be integrated into healthcare products and services. Mr. Chang earned his Bachelor of Science from Carnegie Mellon University.

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Class II Directors

Richard Isaacs, Director
Age:	Director Since:	Committees	Other Public Directorships
62	2024	Audit, Nominating and Corporate Governance, Special Litigation Committees	0

Dr. Isaacs has more than 34 years of experience in the medical field and currently serves as the Dean of the College of Medicine and Senior Vice President of Medical Affairs and Chief Academic Officer at California Northstate University College of Medicine. Prior to his current role, Dr. Issacs has served with the California Northstate University College of Medicine since June 2015, including as a professor of otolaryngology. From June 2017 to May 2023, Dr. Isaacs served as the Chief Executive Officer and a Director of The Permanente Medical Group, Inc., President and Chief Executive officer of The MidAtlantic Permanente Medical Group, P.C. and Co-Chief Executive Officer of The Permanente Federation, LLC. Dr. Isaacs served as Physician-in-Chief and Chief-of-Staff of Kaiser Permanente Medical Center from April 2005 to June 2017 and served as the Chair of the Head and Neck Surgery Chiefs Group from January 2001 to March 2005. Dr. Isaacs received his B.S. from the University of Michigan and his M.D. at Wayne State University School of Medicine. Dr. Isaacs’s significant background in the medical field and experience with healthcare and medical technology well qualifies him to serve on our Board.

Jon Leibowitz, Director
Age:	Director Since:	Committees	Other Public Directorships
67	2024	Audit, Nominating and Corporate Governance, Special Litigation Committees	0

Mr. Leibowitz serves as the Chairman the Board of the National Consumers League, America’s oldest consumer advocacy organization. Previously, Mr. Leibowitz was a senior partner at Davis Polk & Wardwell LLP from 2013 to 2021, where his practice focused on complex antitrust aspects of mergers and acquisitions, as well as government and private antitrust investigations and litigation. Prior to private practice, Mr. Leibowitz served in executive positions at the Federal Trade Commission (the “FTC”), both as Commissioner from 2004 to 2009, and as Chairman from 2009 to 2013. During his tenure at the FTC, Mr. Leibowitz focused on antitrust, consumer privacy and unfair competition matters, particularly in the pharmaceutical and technology industries, as well as privacy legislation and antitrust reform. From 1991 to 2000, Mr. Leibowitz served on various United States Senate subcommittees, including the Antitrust Subcommittee, the Subcommittee on Terrorism and Technology and the Subcommittee on Juvenile Justice. Mr. Leibowitz received his J.D. from New York University School of Law and holds a B.A. from the University of Wisconsin. Mr. Leibowitz’s experience provides him with significant insight regarding mergers and acquisitions, consumer privacy and technology issues, as well as complex antitrust matters and related legislation. We believe Mr. Leibowitz’s background and expertise in these matters make him well qualified to serve on our Board of Directors.

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Class III Directors

Tyler Luck, Chief Product Officer and Director
Age:	Director Since:	Committees	Other Public Directorships
33	2024	N/A	0

Mr. Luck is a co-founder of BEN and has served as President and Chief Product Officer since May 2023. He was appointed Acting Chief Executive Officer in September 2025. Mr. Luck’s familiarity with the day-to-day operations of the Company make him well qualified to serve on our Board of Directors.

Bernard Puckett, Chairperson
Age:	Director Since:	Committees	Other Public Directorships
81	2024	N/A	0

Mr. Puckett joined BEN in April 2023. Prior to joining BEN, Mr. Puckett served as Chairman of the Board at Frequentz. Previously, Mr. Puckett was Chairman of the Board of Openwave Systems Ltd. From 1994 to 1996, Mr. Puckett was Chief Executive Officer at SkyTel Group. Prior to that, he was Executive Vice President at IBM. Mr. Puckett’s significant business and professional expertise and experience make him well qualified to serve on our Board of Directors.

Family Relationships

There are not expected to be any family relationships between BEN’s Board and any of its executive officers. Mr. Luck is married to Michael Lucas, who may be deemed a “promoter” for the Company as that term is defined in the rules and regulations promulgated under the Securities Act of 1933, as amended.

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Director Compensation

Prior to our Business Combination, the Company had not adopted a formal policy or plan to compensate BEN’s directors. Messrs. Luck and Henderson served as members of the Board and received no additional compensation for their service as members of the Board. See the section titled “Executive Compensation—Summary Compensation Table” for more information about Mr. Luck’s compensation for the fiscal year ended December 31, 2024.

Upon the Closing Date of the Business Combination, each director of the Company received a grant of 10,000 shares of Common Stock. Following the consummation of the Business Combination, the Board adopted a non-employee director compensation program (the “2024 Director Compensation Policy”). The 2024 Director Compensation Policy is designed to align compensation with BEN’s business objectives and the creation of stockholder value, while enabling BEN to attract, retain, incentivize and reward non-employee directors who contribute to the long-term success of BEN.

On December 30, 2024, each non-employee director received an equity award of restricted stock units under the Brand Engagement Network Inc. 2023 Long Term Incentive Plan having an aggregate award value of $35,000, with the number of restricted stock units being determined by using the average of the closing prices for our Common Stock over the 20-day-trading period ending on the first trading day of August 2024.

For all periods after the effective date of the 2024 Director Compensation Policy, each non-employee director will receive an equity award of restricted stock, automatically granted quarterly in four equal installments, payable in arrears, on the first trading day of September, December, March, and June (each, a “Grant Date”), and having an aggregate annual award value of $45,000 as of the Grant Date, with the number of shares of restricted stock granted each quarter being determined by dividing one-fourth of the aggregate annual award value by the average of the closing prices for the Common Stock over the 20-day-trading period ending on the last trading day immediately preceding Grant Date.

On the date of each of the Company’s annual stockholders meetings following the closing of such meeting, each non-employee director automatically will be granted an annual equity award of restricted stock units having an aggregate award value of $75,000 on the date of such annual stockholders meeting, with the number of restricted stock units being determined by dividing the aggregate award value by the average of the closing prices for our Common Stock over the 20-day-trading period ending on the last trading day immediately prior to such annual stockholders meeting (the “Annual RSU Award”). The Annual RSU Award will vest in full on the earlier of (i) the one-year anniversary of the date of grant and (ii) the date of the next annual stockholders meeting, subject to the non-employee director’s continued service on the Board through such vesting date.

Under the 2024 Director Compensation Policy, each of the Non-Executive Board Chair, the Audit Committee Chair, the Compensation Committee Chair, and the Nominating and Governance Committee Chair (each, a “Committee Chair”) receive an additional equity award of restricted stock to be automatically granted in four equal installments, payable in arrears, on each Grant Date, having an aggregate annual award value as $50,000 for the Non-Executive Board Chair, $20,000 for the Audit Committee Chair, $15,000 for the Compensation Committee Chair, and $10,000 for the Nominating and Governance Committee Chair, with the number of restricted shares being determined by dividing one-fourth of the aggregate annual award value by the average of the closing prices for our Common Stock over the 20-day-trading period ending on the last trading day immediately preceding the Grant Date.

Each of the Special Committee members of the Board receive an additional equity award of restricted stock, to be automatically granted in four equal installments, payable in arrears, on each Grant Date, and having an aggregate annual award value of $20,000, with the number of shares of restricted stock being determined by dividing one-fourth of the aggregate annual award value by the average of the closing prices for our Common Stock over the 20-day-trading period ending on last trading day immediately preceding the Grant Date.

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Director Stock Ownership Guidelines. Our Board has instituted the following stock ownership guidelines for its non-employee directors.

To further align the interests of our non-employee directors with those of our shareholders, the Board has adopted stock ownership guidelines for non-employee directors, effective as of December 30, 2024. Under these guidelines, each non-employee director is expected to hold shares of BNAI common stock with a value equal to three times (3x) their annual cash retainer (currently $45,000 for standard directors, or higher for committee chairs, as described above). This target must be achieved within five years of the director’s initial appointment to the Board or the effective date of the guidelines, whichever is later.

Ownership is calculated based on the average closing price of BNAI common stock over the prior 20 trading days, and includes shares owned outright, in trusts, or held through retirement plans. Until the target is met, directors are required to retain at least 50% of the net shares received from equity awards (after taxes and fees). Compliance is reviewed annually by the Nominating and Corporate Governance Committee, and the Board may adjust the guidelines or targets in its discretion based on market conditions.

These guidelines complement our equity-based compensation program and promote long-term alignment with shareholders, particularly in light of BNAI’s strategic initiatives, including litigation enforcement and NASDAQ compliance efforts. As of October 1, 2025, all non-employee directors are on track to meet the guidelines within the required timeframe.”

Insider Trading Policy - No Hedging or Pledging. BEN’s Board adopted a comprehensive insider trading policy to ensure compliance with federal securities laws, including SEC Rule 10b-5, and to protect the integrity of our capital markets. The policy applies to all directors, officers, employees, and certain designated contractors, prohibiting trading in BNAI securities while in possession of material nonpublic information or during designated blackout periods. Trading in the Company’s securities is prohibited during the period beginning at the close of the market on the 15th day of the last month of a fiscal quarter and ending at the commencement of trading on the next trading day following two full trading days after the date the Company’s financial results for that fiscal quarter are publicly disclosed. No director may acquire, sell or trade in any interest or position relating to the future price of the company’s securities, such as a put option, a call option or a short sale. In addition, directors are prohibited from holding company securities in a margin account or pledging company securities as collateral for a loan. Key features include:

●	Pre-Clearance: Directors, executive officers, and other designated insiders must obtain prior approval from the General Counsel or their designee for any transactions in BNAI securities.

●	Trading Windows: The policy establishes open trading periods following public disclosures to minimize risks of improper trading.

●	Training and Compliance: Annual training is provided to covered individuals, and compliance is monitored by the Audit Committee, which receives regular reports on policy adherence.

●	Prohibited Activities: The policy prohibits hedging, pledging, or short-selling BNAI securities to align interests with shareholders.

The Audit Committee oversees the implementation and enforcement of the policy, ensuring robust controls to mitigate compliance risks, particularly in light of ongoing litigation and strategic initiatives. This structure supports the Board’s commitment to transparency and accountability, as outlined in our risk oversight framework.

Non-Employee Director Compensation Table. The following table provides information for the year ended December 31, 2024 regarding all compensation awarded to or earned by each person who served as a non-employee director for some portion or all of 2024.

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Non-Employee Director Compensation – 2024

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)(2)(3)	Total ($)
Janine Grasso*	-	$113,967	$113,967
Richard Isaacs	-	$92,269	$92,269
Jon Leibowitz	-	$116,278	$116,278
Christopher Gaertner**	-	$120,899	$120,899
Thomas Morgan, Jr.	-	$107,036	$107,036
Bernard Puckett	-	$97,794	$97,794

* Janine Grasso resigned from the Board in September 2025

** Christopher Gaertner resigned from the Board in September 2025

(1)	In accordance with SEC rules, this column represents the aggregate grant date fair value of shares underlying stock awards, calculated based on the closing price of our common stock on the date of grant in accordance with ASC 718, with the exception that the amounts shown assumes no forfeitures. The assumptions made in computing the estimated fair value of such awards are disclosed in Note B of the Company’s audited consolidated financial statements included in this Annual Report on Form 10-K.
(2)	Includes an initial grant of 10,000 shares of restricted stock in connection with the closing of the Business Combination, based on a closing price of the Company’s Common Stock of $7.70.
(3)	Includes restricted stock granted pursuant to the 2024 Director Compensation Policy on January 2, 2025, based on a closing price of the Company’s Common Stock of $1.07, for service on the Board in fiscal year 2024.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE CLASS I DIRECTOR NOMINEES LISTED HEREIN.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed L.J. Soldinger Associates, LLC as BEN’s principal independent registered public accounting firm to perform the audit of BEN’s consolidated financial statements for the fiscal year ending December 31, 2025. As a matter of good corporate governance, our Audit Committee has decided to submit its selection of principal independent registered public accounting firm to stockholders for ratification. In the event that this appointment of L.J. Soldinger Associates, LLC is not ratified by our stockholders, the Audit Committee will review its future selection of L.J. Soldinger Associates, LLC as BEN’s independent registered public accounting firm.

Our Audit Committee first approved L.J. Soldinger Associates, LLC as our independent auditors in 2023, and L.J. Soldinger Associates, LLC audited BEN’s financial statements for the fiscal year ended December 31, 2024. Representatives of L.J. Soldinger Associates, LLC are expected to be present at the meeting, in which case they will be given an opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

We regularly review the services provided by and fees of the independent registered public accounting firm. These services and fees are also reviewed with our Audit Committee annually.

The following table presents aggregate fees billed to the Company for professional services rendered by L J Soldinger Associates, LLC for the year ended December 31, 2024 and 2023:

	2024 Fees	2023 Fees
Audit Fees(1)	$405,000	$276,000
Audit-Related Fees(2)	-	-
Tax Fees(3)	16,000	-
Total Fees	$421,000	$276,000

(1)	Audit Fees were for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees were for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”
(3)	Tax Fees were for professional services rendered for federal, state and international tax compliance, tax advice and tax planning.

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Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The SEC requires that before our independent registered public accounting firm is engaged by us to render any audit or permitted non-audit related service, the engagement be either: (i) approved by our Audit Committee or (ii) entered into pursuant to pre-approval policies and procedures established by the Audit Committee; provided that the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service, and such policies and procedures do not include delegation of the Audit Committee’s responsibilities to management.

Our Audit Committee is responsible for pre-approving all services provided by our independent registered public accounting firm. All of the above services and fees for 2023 and 2024 were pre-approved by the audit committee of the Company’s predecessor, DHC Acquisition Corp.’s (“DHC”), for services provided prior to the Business Combination, and by the Audit Committee of the Company for services provided after the Business Combination.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 2.

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PROPOSAL NO. 3

APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION

General The Board has approved, and recommends that stockholders approve, an amendment to Article IV of the Certificate of Incorporation to authorize a reverse stock split of the Company’s outstanding common stock, par value $0.0001 per share (“Common Stock”), at a ratio between 1-for-2 and 1-for-10, with the exact ratio to be determined by the Board prior to the effective time (currently anticipated for no later than December 29, 2025). The amendment will be filed with the Delaware Secretary of State following the Board’s determination of a definitive ratio. The form of amendment to our Certificate of Incorporation to effect the reverse stock split (the “Reverse Stock Split Amendment”) is attached as Appendix A to this Proxy Statement. This action requires a majority of votes cast at the meeting, assuming a quorum, per Delaware law.

Purpose and Background The reverse stock split aims to increase the per-share price of Common Stock to regain compliance with NASDAQ’s $1.00 minimum bid price requirement (Listing Rule 5550(a)(2)), following a notice of non-compliance on December 30, 2024, and an extended compliance period ending December 29, 2025. If the bid price reaches $1.00 for 10 consecutive trading days before then, compliance may be achieved without the split. If we do not regain compliance within the additional compliance period or do not comply with the terms of the extension, NASDAQ will provide notice that our securities will be delisted from The Nasdaq Capital Market. Otherwise, the Company may appeal to a NASDAQ Hearings Panel for a 180-day extension (per Rule 5815) and request a six-month post-vote extension (to approximately June 29, 2026) to optimize timing, though NASDAQ’s approval is discretionary. Delisting risks include reduced liquidity, “penny stock” status, and limited financing options.

The Board is recommending that our stockholders grant the Board the authority, in its sole discretion, to effect a reverse stock split of the outstanding shares of our Common Stock at a reverse split ratio of between 1-for-2 and 1-for-10 as determined by the Board, whereby every 2 to 10 shares of the authorized, issued and outstanding Common Stock shall be combined into one (1) share of authorized, issued and outstanding Common Stock. If the stockholders approve and adopt the proposal to grant the Board the authority to effect the reverse stock split, and the Board decides to implement it, the reverse stock split will become effective on the date specified in the resolutions authorizing the reverse stock split of outstanding shares approved by the Board.

If implemented, the reverse stock split will be realized simultaneously for all outstanding Common Stock and the ratio determined by the Board will be the same for all outstanding shares of Common Stock. The reverse stock split will affect all holders of shares of our Common Stock uniformly and each stockholder will hold approximately the same percentage of our Common Stock outstanding immediately following the reverse stock split as that stockholder held immediately prior to the reverse stock split, except for adjustments that may result from the treatment of fractional shares as described below. The proposed reverse stock split will not reduce the number of authorized shares of Common Stock (which will remain at 750,000,000),

The primary objective in proposing the reverse stock split is to maintain our listing on the Nasdaq Capital Market, if needed. However, the Board retains the discretion to abandon the reverse stock split proposal as it may so determine.

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Principal Effects

The reverse stock split will reduce outstanding shares (currently 44,880,795 as of September 30, 2025) to between 4,488,080 and 22,440,398, depending on the ratio, while maintaining 750,000,000 authorized shares. The par value will remain $0.0001 per share, with no change to total stockholders’ equity (a reclassification to additional paid-in capital). Options and warrants will adjust proportionally. No fractional shares will be issued; cash will be paid for fractions based on the closing price before the effective date.

Stockholder ownership percentages will remain unchanged, except for minor fractional adjustments. All outstanding options and warrants entitling the holders thereof to purchase shares of Common Stock will enable such holders to purchase, upon exercise, as applicable, between and including one-for-two to one-for-ten of the number of shares of Common Stock which such holders would have been able to purchase upon exercise of their options or warrants, as applicable, immediately preceding the reverse stock split at an exercise price equal to between and including 2 to 10 times the exercise price specified before the reverse stock split, resulting in essentially the same aggregate price being required to be paid therefor upon exercise thereof immediately preceding the reverse stock split, as the case may be based on the ratio for the reverse stock split as determined by the Board.

The proposed reverse stock split will not change the terms of our Common Stock. The shares of new Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Common Stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The split is not a “going private” transaction, and reporting obligations under the Exchange Act will continue.

Purpose of the Proposed Reverse Stock Split

The Board’s primary objective in proposing the reverse stock split is to raise the per share trading price of our Common Stock. In particular, this will help us to maintain the listing of our Common Stock on NASDAQ.

Delisting from NASDAQ may adversely affect our ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade our securities and may negatively affect the value and liquidity of our Common Stock. Delisting also could have other negative results, including the potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities.

If we are delisted from NASDAQ and we are not able to list our Common Stock on another exchange, our Common Stock could be quoted on the OTC Bulletin Board or in the “pink sheets.” As a result, we could face significant adverse consequences including, among others:

●	a limited availability of market quotations for our securities;
●	a determination that our Common Stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;
●	a limited amount of news and little or no analyst coverage for us;
●	we would no longer qualify for exemptions from state securities registration requirements, which may require us to comply with applicable state securities laws; and
●	a decreased ability to issue additional securities (including pursuant to short-form registration statements on Form S-3) or obtain additional financing in the future.

The Board of Directors believes that the proposed reverse stock split is a potentially effective means for us to maintain compliance with the listing rules of NASDAQ and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from the NASDAQ by producing the immediate effect of increasing the bid price of our common stock.

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Increase the Market Price of our Common Stock to a Level More Appealing for Investors

We also believe that the reverse stock split could enhance the appeal of our Common Stock to the community, including institutional investors, and the general investing public. We believe that a number of institutional investors and investment funds are reluctant to invest in lower-priced securities and that brokerage firms may be reluctant to recommend lower-priced securities to their clients, which may be due in part to a perception that lower-priced securities are less promising as investments, are less liquid in the event that an investor wishes to sell its shares, or are less likely to be followed by institutional securities research firms and therefore more likely to have less third-party analysis of the Company available to investors. We believe that the reduction in the number of issued and outstanding shares of our common stock caused by the reverse stock split, together with the anticipated increased stock price immediately following and resulting from the reverse stock split, may encourage interest and trading in our common stock and thus possibly promote greater liquidity for our stockholders, thereby resulting in a broader market for the common stock than that which currently exists.

We cannot assure you that all or any of the anticipated beneficial effects on the trading market for our Common Stock will occur. The Board cannot predict with certainty what effect the reverse stock split will have on the market price of our Common Stock, particularly over the long term. Some investors may view a reverse stock split negatively, which could result in a decrease in our market capitalization. Additionally, any improvement in liquidity due to increased institutional or brokerage interest or lower trading commissions may be offset by the lower number of outstanding shares. We cannot provide you with any assurance that our shares will continue to qualify for listing on NASDAQ. As a result, the trading liquidity of our Common Stock may not improve. In addition, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, since the proportion allows for dilutive issuances.

Determination of Ratio

The ratio of the reverse stock split, if approved and implemented, will be a ratio of 1-for-2 through 1-for-10, as determined by the Board in its sole discretion. Even if approved, the Board will have discretion to delay or not to implement the reverse stock split.

In determining the reverse stock split ratio, the Board will consider numerous factors, including:

●	historical and projected performance of our Common Stock;
●	general economic and other related conditions prevailing in our industry and in the marketplace;
●	projected impact of the selected reverse stock split ratio on trading liquidity in our Common Stock;
●	our capitalization (including the number of shares of our Common Stock issued and outstanding);
●	prevailing trading price for our Common Stock and the volume level thereof; and
●	potential devaluation of our market capitalization as a result of a reverse stock split.

The purpose of asking for authorization to implement the reverse stock split at a ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give the Board the flexibility to take into account then-current market conditions and changes in price of our Common Stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

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Accounting Matters

The reverse stock split will not affect the par value of our Common Stock of $0.0001 per share. Therefore, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the Common Stock will be approximately equal to its present amount. The per share net loss and net book value of our Common Stock will be retroactively increased for each period because there will be fewer shares of our Common Stock outstanding.

Effect of Authorized but Unissued Shares

The reverse stock split will have the effect of significantly increasing the number of authorized but unissued shares of Common Stock. The number of authorized shares of Common Stock will not be decreased and will remain at 750,000,000. Because the number of outstanding shares will be reduced as a result of the reverse stock split, the number of shares available for issuance will be increased.

The Board believes that we will need to raise additional capital in the ordinary course of business. In addition, we may issue shares to acquire other companies or assets or engage in business combination transactions. As of the date of this Proxy Statement, we have no specific plans, arrangements or understandings, whether written or oral, with respect to the increase in shares available for issuance as a result of the reverse stock split.

Potential Anti-Takeover and Dilutive Effects

The purpose of the reverse stock split is not to establish any barriers to a change of control or acquisition of the Company. However, because the number of authorized shares of common stock will remain at 750,000,000, this proposal, if adopted and implemented, will result in a relative increase in the number of authorized but unissued shares of our Common Stock as compared to the outstanding shares of our Common Stock and could, under certain circumstances, have an anti-takeover effect. Shares of Common Stock that are authorized but unissued provide the Board with flexibility to effect, among other transactions, public or private financings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by the Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. After implementation of the proposed reverse stock split, the Board will continue to have authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the NASDAQ listing standards, assuming the Company remains listed on NASDAQ. The Board is not aware of any attempt to take control of our business and has not considered the reverse stock split to be a tool to be utilized as a type of anti-takeover device. We currently have no plans, proposals or arrangements to issue any shares of common stock that would become newly available for issuance as a result of the reverse stock split.

In addition, if we do issue additional shares of our Common Stock, the issuance could have a dilutive effect on earnings per share and the book or market value of the outstanding Common Stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in the Company. Holders of Common Stock are not entitled to preemptive rights or other protections against dilution. The Board intends to take these factors into account before authorizing any new issuance of shares.

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Certain Risks Associated with the Reverse Stock Split

Before voting on this proposal, you should consider the following risks associated with the implementation of the reverse stock split:

●	Although we expect that the reverse stock split will result in an increase in the market price of our Common Stock, we cannot assure you that the reverse stock split, if implemented, will increase the market price of our Common Stock in proportion to the reduction in the number of shares of Common Stock outstanding or result in a permanent increase in the market price. The effect the reverse stock split may have upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of our Common Stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future success and other factors detailed from time to time in the reports we file with the SEC. Accordingly, the total market capitalization of our Common Stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our Common Stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split.
●	The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.
●	While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

Upon receipt of stockholder approval for the Reverse Stock Split Amendment, if our Board concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Stock Split, the Reverse Stock Split Amendment will be filed with the Secretary of State of Delaware. The actual timing of the filing of the Reverse Stock Split Amendment with the Secretary of State of Delaware to effect the reverse stock split will be determined by our Board. In addition, if for any reason our Board deems it advisable to do so, the reverse stock split may be abandoned at any time prior to the filing of the Reverse Stock Split Amendment, without further action by our stockholders. In addition, our Board may deem it advisable to effect the reverse stock split even if the price of our Common Stock is above the $1.00 per share minimum bid price requirement of NASDAQ at the time the reverse stock split is to be effected. The reverse stock split will be effective as of the date set forth in the filing with the Secretary of State of Delaware. If the reverse stock split is approved by our stockholders, the reverse stock split would become effective at such time, currently anticipated to be prior to December 29, 2025, as it is deemed by the Board to be in the best interests of the Company and its stockholders.

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As soon as practicable after the effective time of the reverse stock split, stockholders will be notified that the reverse stock split has been effected. If you hold shares of Common Stock in a book-entry form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the reverse stock split with instructions on how to exchange your shares. After you submit your completed transmittal letter, a transaction statement will be sent to your address of record as soon as practicable after the effective date of the reverse stock split indicating the number of post-reverse stock split shares of Common Stock you hold.

Some stockholders may hold their shares of Common Stock in certificate form or a combination of certificate and book-entry form. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the reverse stock split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our Common Stock for a statement of holding. When you submit your certificate representing the pre-split shares of our Common Stock, your post-split shares of our Common Stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-split ownership interest.

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the reverse stock split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees. Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.

Beginning on the effective time of the reverse stock split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Instead, we would issue a cash payment in lieu of receipt of a fractional share. Each common stockholder will hold the same percentage of the outstanding Common Stock immediately following the reverse stock split as that stockholder did immediately prior to the reverse stock split, except for minor adjustment due to payment of cash in lieu of fractional share that will need to be issued as a result of the treatment of fractional shares. This payment amount will be determined by the fair value of a share via the closing trading price of our Common Stock on the Nasdaq Capital Market on the effective date of the Reverse Stock Split.

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No Dissenter’s Rights

Under the Delaware General Corporations Code, our stockholders are not entitled to dissenter’s rights with respect to the reverse stock split and we will not independently provide our stockholders with any such right.

Federal Income Tax Consequences of the Reverse Stock Split

The following is not intended as tax or legal advice. Each stockholder should seek advice based on his, her or its particular circumstances from an independent tax advisor.

The following is a summary of material U.S. federal tax considerations of the reverse stock split. It addresses only stockholders who hold our Common Stock as capital assets. It does not purport to be a complete analysis of all potential tax effects and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “IRS Code”), applicable Treasury regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. This summary does not address tax considerations under state, local, foreign and other laws. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the reverse stock split.

This discussion is limited to holders of our Common Stock that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes is or treated as:

●	an individual who is a citizen or resident of the United States;
●	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
●	a trust if either a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of such trust, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the reverse stock split, whether or not they are in connection with the reverse stock split.

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The reverse stock split is intended to constitute a “recapitalization” for U.S. federal income tax purposes. No gain or loss should be recognized for U.S. federal income tax purposes by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split. The aggregate tax basis of the new, post-reverse stock split shares of Common Stock will be equal to the aggregate tax basis of the pre-reverse stock split shares of Common Stock exchanged thereof. The holding period of the new, post-reverse stock split shares of the Common Stock resulting from implementation of the reverse stock split will include the stockholder’s respective holding periods for the pre-reverse stock split shares of Common Stock. Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received in a recapitalization pursuant to the reverse stock split. In general, a stockholder who receives a cash payment in lieu of a fractional share will recognize capital gain or loss equal to the difference between the amount of cash received in lieu of the fractional share and the portion of the stockholder’s tax basis of the shares surrendered in the reverse stock split that is allocable to the fractional shares. Such gain or loss generally will be long-term capital gain or loss if the stockholder’s holding period in its shares surrendered in the reverse stock split is more than one year as of the Effective Time. The deductibility of capital losses is subject to limitations. Stockholders who acquired their shares of our Common Stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis of such shares.

Information returns generally will be required with the Internal Revenue Service with respect to the payment of cash in lieu of a fractional share made pursuant to the reverse stock split unless such stockholder is an exempt recipient and timely and properly establishes with the applicable withholding agent the exemption. In addition, payments of cash in lieu of a fractional share made pursuant to the reverse stock split may, under certain circumstances, be subject to backup withholding, unless a shareholder timely provides to the applicable withholding agent proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided the stockholder timely furnishes the required information to the Internal Revenue Service. Stockholders should consult their tax advisors regarding the qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

The foregoing views are not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the reverse stock split.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 3.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of September 30, 2025:

●	each person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of our Common Stock as of June 30, 2025;
●	each of the Company’s NEOs and directors; and
●	all of our current executive officers and directors as a group.

Unless otherwise indicated, the address of each of the individuals and entities named in the table below under “Directors and Named Executive Officers” and “5% Stockholders” is c/o Brand Engagement Network Inc., 300 Delaware Ave, Suite 210, Wilmington, DE 19801, and references to shares refer to our Common Stock.

As of September 30, 2025, the Company had 44,880,795 shares of Common Stock issued and outstanding. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if she, he or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Voting power represents the combined voting power of shares of Common Stock owned beneficially by such person. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by the individuals below:

	Number of Shares	Beneficial
Name of Beneficial Owner	Beneficially Owned	Ownership Percentage
Directors and Named Executive Officers
Paul Chang(1)	601,952	1.3%
Michael Zacharski(2)	46,868	*
Bill Williams	68,493	*
James Richard Howard	-	*
Tyler J. Luck(3)	8,935,222	19.9%
Bernard Puckett	54,895	*
Dr. Ruy Carrasco	27,010	*
Jon Leibowitz	76,708	*
Thomas Morgan Jr.	131,749	*
Dr. Richard Isaacs(4)	135,815	*
All current directors and executive officers as a group (9 persons)	11,562,565	25.6%

5% Stockholders
October 3rd Holdings, LLC(3)	8,765,568	19.5%
DMLab Co. LTD(5)	4,325,043	9.6%
AFG Companies, Inc.(6)	2,423,336	5.4%

* Represents beneficial ownership of less than 1% of our outstanding shares of Common Stock.

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(1)	Mr. Chang’s ownership is based off of the Company’s transfer agent report. Mr. Chang has self-reported to own approximately 80,862 vested options to purchase shares of Common Stock and 751,952 shares of Common Stock, which the Company is reconciling with its records.
(2)	Includes 337,625 options to purchase shares of Common Stock and 46,686 shares of Common Stock received in connection with Mr. Zacharski’s resignation from the Company.
(3)	This includes 169,654 shares of Common Stock owned personally by Mr. Luck. Based solely on the information set forth in a Schedule 13D filed by October 3rd Holdings, LLC, Inc. on July 26, 2024. October 3rd Holdings, LLC reported that, as of July 26, 2024, it had shared voting power over 8,765,568 shares and shared dispositive power over 8,765,568 shares. Further October 3rd Holdings, LLC owns a 52.4025% interest in Genuine Lifetime, LLC, of which Mr. Michael Lucas and Mr. James D. Henderson, Jr. own respective 6.723% and 11.813% interests. October 3rd Holdings, LLC is co-owned in equal 50% shares by Mr. Tyler Luck and Mr. Lucas. Genuine Lifetime, LLC owns 493,333 shares of Common Stock. Tyler Luck is the managing member of October 3rd Holdings, LLC and has sole voting and dispositive power over the securities held thereby. The business address of October 3rd Holdings, LLC is 125 S. King Street, 2A, Jackson, WY 83001.
(4)	Includes 121,545 options to purchase shares of Common Stock.
(5)	DMLab Co. LTD is governed by a board of directors consisting of five directors, Messrs. Yanghyung Lee, Seokho Lee, Youngkyu Huh, Junhyuk Lee, Snugsu Kim and Kibong Lee. The five members of the board of directors will have limited voting and dispositive power over the securities held of record by DMLab Co. LTD. Each director of DMLab Co. LTD has one vote, and the approval of a majority of the directors is required to approve any action of DMLab Co. LTD. However, under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of at least a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Therefore, none of the individual members of the board of directors of DMLab Co. LTD exercises voting or dispositive control over any of the securities held directly by DMLab Co. LTD, even those in which he directly holds a pecuniary interest. Oriental DMLab Co. LTD is approximately 62% held by Junhyuk Lee. The business address of DMLab Co. LTD is 45, Anam-ro, Seongbuk-gu, Korea University, Science & Business Building RM 301, Seoul, Republic of Korea 02841.
(6)	This information is based off of the last known information available to us as of March 27, 2025. Based on this information, Mr. Wright Brewer has sole and voting dispositive power over the securities held by AFG Companies, Inc. The business address of AFG Companies Inc. is 1900 Champagne Blvd, Grapevine, TX 76051. The Company canceled the options 3,750,000 and this was corrected in our 10Q this year because we terminated the exclusive reseller agreement so AFG does not have these options any further.

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OUR EXECUTIVE OFFICERS

The following table sets forth information about our executive officers as of September 30, 2025.

Name	Age	Position
Walid Khiari	50	Chief Financial Officer and Chief Operating Officer
Ruy Carrasco	53	Chief Informatics Medical Officer
James D. Henderson, Jr.	56	Corporate Secretary and General Counsel
Tyler J. Luck	33	Interim Chief Executive Officer and Chief Product Officer

For information regarding Mr. Carrasco and Mr. Luck, please refer to Proposal No. 1, “Election of Directors,” on page 19 above.

Walid Khiari - Chief Financial Officer and Chief Operating Officer

Mr. Khiari joined BEN in November 2024 and currently serves as Chief Financial Officer and Chief Operating Officer of BEN. Mr. Khiari has over twenty years of experience in finance, including technology banking, during which time he worked with software companies of various sizes from startups to large, publicly-traded corporations. Prior to joining the Company, Mr. Khiari served as the Managing Director of Technology, Media and Telecommunications at Houlihan Lokey from 2021 to 2023, as the Managing Director of Technology Investment Banking at Rothschild & Co. from 2017 to 2020, and as the Director of Technology Investment Banking at Credit Suisse from 2012 to 2017. Mr. Khiari also served as the Vice President of Technology Investment Banking at Merrill Lynch from 2007 to 2012. Mr. Khiari’s appointment brings to the Company significant experience in capital raising, mergers and acquisitions and strategic planning. Mr. Khiari graduated from the University of Paris Pantheon-Sorbonne with honors and received his MBA from the Wharton School at the University of Pennsylvania.

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James D. Henderson, Jr. - Corporate Secretary, General Counsel

Mr. Henderson joined BEN in April 2018 as its Corporate Secretary, General Counsel and previously served as a Director. Prior to joining BEN, Mr. Henderson has served and presently serves as an attorney at the Law Offices of James J. Henderson, Jr. since 2002. Mr. Henderson earned his Juris Doctor degree from the Arizona State College of Law and his Bachelor of Arts in Political Science from Arizona State University.

Promoters

Although not an officer or director of the Company. Michael Lucas, our Co-Founder, who currently serves as a consultant to the Company, may be deemed a “promoter” for the Company as that term is defined in the rules and regulations promulgated under the Securities Act.

Michael Lucas co-founded the Company in April 2018 and has served as a consultant to the Company since June 2023, assisting in all facets of business development, corporate strategy, product development and marketing. Prior to co-founding the Company, Mr. Lucas founded PartProtection, LLC in October of 2011, a company focused on automotive programs for protection for OEM parts and labor. Additionally, Mr. Lucas has founded and operated a number of businesses since 2008, including i3Brands Inc (formerly known as Trademotion LLC) and Frequentz, LLC in 2010. In April of 2021, Mr. Lucas plead guilty to failing to account for and pay over employment taxes in the United States District Court for the Southern District of California.

Family Relationships

There are not expected to be any family relationships between BEN’s Board and any of its executive officers.

Mr. Luck is married to Mr. Lucas, who may be deemed a “promoter” for the Company as that term is defined in the rules and regulations promulgated under the Securities Act.

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EXECUTIVE COMPENSATION

We are an “emerging growth company,” as defined in the JOBS Act, and are also a “smaller reporting company” under SEC rules. As such, we have opted to comply with the scaled executive compensation disclosure rules applicable to emerging growth companies and smaller reporting companies, which provide certain exemptions from various reporting requirements that are applicable to other public companies. Unless stated otherwise or the context otherwise requires, in this section the terms the “Company,” “we,” “us,” “our,” and “Prior BEN” refer to the Company prior to the Business Combination and the Company and its predecessors following the Business Combination.

Prior to the consummation of the Business Combination, we were a private company. As a result, the compensation awarded to, earned by, or paid to our directors and named executive officers for the fiscal years ended December 31, 2023 and 2024 was largely provided by and determined in accordance with policies and practices developed by our Board prior to the Business Combination. Compensation matters with respect to the post-closing combined company have been and will be reviewed and implemented by the Board and/or by the Compensation Committee, as applicable.

Introduction

To achieve our goals, we have designed our compensation and benefits program to attract, retain, incentivize and reward deeply talented and qualified executives who share its philosophy and desire to work towards achieving our goals. We believe our compensation program should promote our success and align executive incentives with the long-term interests of its stockholders. Our current compensation arrangements consist principally of a base salary, an annual cash incentive bonus and equity compensation, as described below.

The Board determines compensation of our executive officers. For the year ended December 31, 2024, our named executive officers (“Named Executive Officers” or “NEOs”) were as follows:

●	Paul Chang, former Chief Executive Officer and Director
●	Michael Zacharski, former Chief Executive Officer
●	Bill Williams, former Chief Financial Officer
●	James Richard Howard, Chief Information and Data Officer
●	Tyler Luck, Chief Product Officer and Director

This section provides an overview of our executive compensation arrangements with each named executive officer, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below. This section may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.

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Executive Compensation Tables

The following table sets forth information concerning the compensation of our NEOs for the fiscal years ended December 31, 2023 and 2024.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)		Option Awards ($)(2)		All Other Compensation ($)		Total ($)
Paul Chang	2024	420,000		250,250	(4)	750,000	(5)	-		-		1,420,250
Chief Executive Officer(3)	2023	420,000		-		-		-		-		275,817
Michael Zacharski	2024	345,865		594,423	(7)	-		-		341,667	(8)(9)	1,281,955
former Chief Executive Officer(6)	2023	206,250		-		-		2,376,322	(10)	176,000	(11)	2,758,572
Bill Williams	2024	416,667		150,000	(13)	-		-		-		666,667
former Chief Financial Officer(12)	2023	125,000		250,000	(14)	-		1,355,000	(15)	-		1,730,000
James Richard Howard	2024	300,000		-		-		-		-		457,250
Chief Information and Data Officer	2023	43,750		-		-		-		-		43,750
Tyler Luck	2024	180,000	(18)	100,000	(17)			-		24,786	(19)	304,786
Chief Product Officer and former principal executive officer(16)	2023	117,774		-		-		-		-		117,774

(1)	The amounts reported in this column do not reflect the actual economic value realized by our NEOs. In accordance with SEC rules, this column represents the aggregate grant date fair value of shares underlying stock awards, calculated based on the closing price of our common stock on the date of grant in accordance with ASC 718, with the exception that the amounts shown assume no forfeitures.
(2)	The amounts reported under “Option Awards” are the estimated grant date fair value of stock options granted during the fiscal years ended December 31, 2023 and 2024, with such amount as determined under the ASC 718, Compensation - Stock Compensation (“ASC 718”), with respect to accounting for stock-based compensation expense. Such estimated fair value amounts do not necessarily correspond to the potential actual value realized of such awards. The assumptions made in computing the estimated fair value of such awards are disclosed in Note B of the Company’s audited consolidated financial statements included in its Annual Report on Form 10-K.
(3)	Effective May 7, 2023, Mr. Chang was hired as Global President of the Company, and on May 28, 2024, Mr. Chang was appointed Co-Chief Executive Officer. On August 22, 2024, Mr. Chang was appointed as Chief Executive Officer of the Company and later succeeded in this role on July 14, 2025.
(4)	Includes a $250,000 cash bonus earned in connection with the closing of the Business Combination and a $250 Holiday bonus.

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(5)	Consists of shares of Common Stock granted to Mr. Chang pursuant to the conversion of a portion of his cash bonus earned in connection with the closing of the Business Combination to Common Stock on May 13, 2024 at a price per share of $1.41.
(6)	On August 16, 2023, Mr. Zacharski was hired as Chief Executive Officer of the Company, and on May 28, 2024, Mr. Zacharski became Co-Chief Executive Officer. Mr. Zacharski resigned from his role, effective August 16, 2024.
(7)	Includes a $250,000 cash bonus earned in connection with the closing of the Business Combination.
(8)	Includes a cash bonus earned in connection with the closing of the Business Combination.
(9)	Includes of $91,667 paid to Mr. Zacharski pursuant to his Separation Agreement with the Company.
(10)	Reflects fully vested stock options issued to Mr. Zacharski pursuant to the Company’s 2021 LTIP for the acquisition of 5,000,000 shares of the legacy corporation common stock at $1.00 a share, which was adjusted for the post-merger conversion to 1,350,500 at $3.71 a share. In August of 2024, 1,012,875 options were later forfeited pursuant to his Separation and Release Agreement and reduced to 337,625 remaining at $3.71 a share.
(11)	Consists of $176,000 in consulting payments paid to M2M5 Consulting LLC, of which Mr. Zacharski is the sole owner, for services performed to advise and design a strategy for the Company.
(12)	On October 1, 2023, Mr. Williams was hired as Chief Financial Officer of the Company. Mr. Williams resigned from his role, effective December 1, 2024.
(13)	Consists of a $150,000 cash bonus earned in connection with the closing of the Business Combination.
(14)	Consists of a $250,000 annual cash bonus.
(15)	Reflects stock options issued to Mr. Williams pursuant to the 2021 LTIP for the acquisition of 1,000,000 shares of Common Stock vesting in 36 equal monthly increments beginning on November 26, 2024 through October 26, 2027. These options later expired unexercised.
(16)	In August 2023, Mr. Luck’s position as a principal executive officer of the Company ceased upon the hiring of Mr. Zacharski, as Chief Executive Officer. As a result, Mr. Luck is no longer a principal executive officer of the Company. On March 14, 2024, Mr. Luck was appointed as Chief Product Officer. In September 2025, Mr. Luck was appointed Acting Chief Executive Officer.
(17)	Consists of a $100,000 cash bonus earned in connection with the closing of the Business Combination.
(18)	Includes 12,840 of shares of restricted stock granted to Mr. Luck in connection with his election to convert a portion of earned salary to shares of Common Stock.
(19)	Consists of $24,786 received as a housing allowance.

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Narrative Disclosure to Summary Compensation Table

Executive Employment Arrangements

We have entered into employment agreements with certain of our NEOs that govern the terms of their continuing employment with us.

Agreements with Former Chief Executive Officer

On May 15, 2021, the Company entered into an advisory agreement with Mr. Paul Chang, its Global President, who became the President of the Company upon completion of the Business Combination. On May 28, 2024, Mr. Chang was appointed as Co-Chief Executive Officer of the Company and on August 22, 2024. Mr. Chang was appointed as Chief Executive Officer of the Company.

The Company entered into an employment agreement with Mr. Chang, effective May 7, 2023, and pursuant to its terms, Mr. Chang’s base salary is $420,000. The term of Mr. Chang’s employment agreement is three years, unless terminated earlier. Mr. Chang is eligible to receive an annual incentive bonus with a target equal to 50% of his year-end base salary for year one and the opportunity to earn a bonus equal to up to 100% of his then current base salary in each subsequent year, with the precise amount to be determined by the Board. Mr. Chang’s employment agreement entitles Mr. Chang to participate in any bonus compensation plans that the Company may from time to time adopt for the benefit of management, along with any standard benefit plans available to similarly-situated employees. Each year, Mr. Chang is entitled to 30 days of paid time off, in addition to sick leave and regular holidays. If not used each year, or at the time his employment ends for any reason, Mr. Chang is entitled to payment for all unused vacation time. If Mr. Chang’s employment is terminated by the Company without good cause or by Mr. Chang with good reason, he is entitled to receive his base salary through the end of the term of his employment agreement or his base salary for one year, whichever is greater, along with any unpaid vested options, equity or earned bonuses. Mr. Chang is also entitled to awards of fully vested options to purchase 100,000 additional shares of Common Stock on an annual basis during the three-year term of his employment agreement.

Mr. Chang entered into a post-merger employment agreement, which became effective upon the closing of the Business Combination, and governs the terms of Mr. Chang’s employment following the closing of the Business Combination. Terms related to compensation under the post-merger employment agreement are substantially similar to those under his prior employment agreement with the Company, except that any stock options granted under this post-merger employment agreement are options to purchase shares of Common Stock rather than Prior BEN Common Stock and is subject to the terms of the 2023 LTIP. In addition, Mr. Chang was entitled to receive a cash bonus with a value of $1,000,000 in cash, stock or a combination of both cash and stock, in the Company’s discretion, upon the closing of the Business Combination, provided the value of the Company at such time exceeded $100,000,000 (the “Chang Merger Bonus”).

On April 22, 2024, Mr. Chang entered into an amendment to his post-merger employment agreement that provided for the payment of the Chang Merger Bonus in the form of (i) a cash payment equal to $250,000.00, and (ii) a fully vested award of 531,915 shares of restricted stock granted on May 13, 2024, and subject to the terms and conditions of the 2023 LTIP and the Company’s form of restricted stock grant agreement.

On May 28, 2024 Paul Chang became Co-Chief Executive Officer, August 22, 2024 became Chief Executive Officer and was later succeeded during fiscal year 2025.

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Agreements with Former Chief Executive Officer

The Company entered into an employment agreement with Mr. Zacharski effective August 16, 2023. Pursuant to its terms, Mr. Zacharski’s base salary was $550,000, and he was eligible to receive a discretionary cash bonus based on annual performance metrics. The employment agreement entitled Mr. Zacharski to participate in any bonus compensation plans that the Company may from time to time adopt for the benefit of management, along with any standard benefit plans available to similarly-situated employees. The employment agreement entitled Mr. Zacharski to participate in any bonus compensation plans that the Company may from time to time adopt for the benefit of management, along with any standard benefit plans available to similarly-situated employees. Each year, Mr. Zacharski was entitled to 30 days of paid time off, in addition to sick leave and regular holidays. If not used each year, or at the time his employment ends for any reason, Mr. Zacharski was entitled to payment for all unused vacation time. If Mr. Zacharski’s employment was terminated by the Company without good cause or by Mr. Zacharski with good reason, he was entitled to receive his base salary through the end of the term of the employment agreement or his base salary for one year, whichever is greater, along with any unpaid vested options, equity or earned bonuses.

Mr. Zacharski’s employment agreement provided for a post-merger employment agreement, which became effective upon the closing of the Business Combination, and governed the terms of Mr. Zacharski’s employment with the Company following the closing of the Business Combination. Terms related to compensation under the post-merger employment agreement are substantially similar to those under his prior employment agreement with the Company, except that any stock options granted under the post-merger employment agreement were options to purchase shares of Common Stock rather Prior BEN Common Stock and were subject to the terms of the executive equity compensation plan adopted in connection with the Business Combination. In addition, Mr. Zacharski was entitled to receive a cash bonus equal to $500,000 upon the successful closing of the Business Combination (the “Zacharski Merger Bonus”).

On April 22, 2024, Mr. Zacharski entered into an amendment to his post-merger employment agreement that extended the timing for the payment of the Zacharski Merger Bonus to provide that (i) 50% of the Zacharski Merger Bonus be payable by April 30, 2024; and (ii) 50% of the Zacharski Merger Bonus be payable by September 30, 2024, but in no event later than December 31, 2024.

Effective June 28, 2024, the Company entered into a Second Amendment to that Certain Employment Agreement, dated March 14, 2024 by and between the Company and Michael Zacharski (the “Second Zacharski Amendment”). The Second Zacharski Amendment amended the terms of the Zacharski Merger Bonus to provide that Mr. Zacharski was entitled to receive a vested bonus equal to $0.5 million with (i) 50% of the Zacharski Merger Bonus payable in the form of the number of fully-vested restricted shares of the Company’s Common Stock, and (ii) the remaining 50% of the bonus payable in cash to Mr. Zacharski by September 30, 2024 or upon the completion of an acquisition by the Company, whichever is earlier, but in no event later than December 31, 2024. In addition, the Second Zacharski Amendment modified Mr. Zacharski’s professional duties, effective June 24, 2024, such that Mr. Zacharski shall serve as the Company’s Co-Chief Executive Officer with responsibilities, duties and authority limited solely to providing strategic advice to the Company related to potential acquisitions and related transactions, reporting directly to the Board of the Company. Effective June 28, 2024, the Company entered into an amendment to that certain Option Agreement, dated March 15, 2023, by and between the Company and Michael Zacharski, to extend Mr. Zacharski’s option exercise period until the end of its maximum ten-year term, March 15, 2033 (the “Option Agreement Amendment”).

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On August 22, 2024 (the “Separation Date”), Mr. Zacharski resigned as Co-Chief Executive Officer of the Company and as a member of the Board. In connection with Mr. Zacharski’s resignation, the Company and Mr. Zacharski entered into a Separation and Release Agreement (the “Separation Agreement”), pursuant to which Mr. Zacharski was entitled to receive (i) any unpaid base salary earned and accrued through the Separation Date; (ii) any accrued, unused vacation as of the Separation Date; (iii) a cash bonus equaling $250,000, which represents 50% of the Zacharski Merger Bonus; and (iv) any vested benefits under the Company’s employee benefits plan(s), within the time-period required by applicable law or the parties’ agreement. In addition, Mr. Zacharski was entitled to a cash separation payment equal to $91,666.67, less all applicable payroll withholdings and deductions, payable in substantially equal installments in accordance with the Company’s normal payroll practices. Mr. Zacharski’s resignation as a director was not the result of any disagreement with the Company or its management on any matter relating to the Company’s operations, policies, or practices. Upon effectiveness of the Separation Agreement, the Company’s obligations under Mr. Zacharski’s existing employment agreements were automatically terminated. In addition, the Company and Mr. Zacharski entered into an amendment to his existing Option Agreement, dated March 15, 2023, as amended by that certain first amendment to Option Agreement, dated June 28, 2024, and the corresponding stock option grant notice, to (i) provide for the forfeiture of 1,012,875 of Mr. Zacharski’s options to purchase shares of Common Stock of the Company; and (ii) reduce the exercise period of Mr. Zacharski’s 337,625 remaining options to the date that is three (3) years immediately following the Separation Date.

Agreement with Former Chief Financial Officer

On September 7, 2023, the Company entered into an employment agreement with Mr. Williams, its Chief Financial Officer, effective October 1, 2023. Pursuant to its terms, Mr. Williams’ base salary was $500,000, and he was eligible to receive a discretionary cash bonus based on annual performance metrics. In 2023, Mr. Williams’ was entitled to receive a cash bonus not be less than $250,000, payable on or before February 15, 2024 (the “2023 CFO Bonus”), so long as Mr. Williams is not terminated for good cause and does not provide notice of resignation without good reason prior to such date. Mr. Williams was entitled to 30 days of paid time off, in addition to sick leave and regular holidays. If not used each year, or at the time his employment ends for any reason, Mr. Williams was entitled to payment for all unused vacation time. Mr. Williams’ employment agreement entitled Mr. Williams to participate in any employee benefit plans available to employees of the Company.

Mr. Williams entered into a post-merger employment agreement, which became effective upon the closing of the Business Combination and governed the terms of Mr. William’s employment as Chief Financial Officer of the Company following the closing of the Business Combination. Terms related to compensation under the post-merger employment agreement are substantially similar to those under his prior employment agreement with the Company, except that any stock options granted under this post-merger employment agreement were options to purchase shares of Common Stock rather than Prior BEN Common Stock and were subject to the terms of the executive equity compensation plan adopted in connection with the Business Combination. In addition, Mr. Williams was entitled to receive a bonus upon the closing of the Business Combination in the amount of $150,000 (the “Williams Merger Bonus”) so long as Mr. Williams is not terminated for good cause and does not provide notice of resignation without good reason prior to such date.

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On March 14, 2024, Mr. Williams entered into an amendment to his post-merger employment agreement (the “Williams Amendment”) that extended the timing for the payment of the 2023 CFO Bonus to be payable no later March 15, 2024. In addition, the Williams Amendment extended the timing for the payment of the Williams Merger Bonus to be payable no later than August 1, 2024.

On November 1, 2024, Mr. Williams, tendered his resignation as Chief Financial Officer of the Company, effective December 1, 2024. Following his resignation and pursuant to his employment agreement, Mr. Williams’ shall be paid within the period of time required under applicable law all accrued but unpaid compensation owed to Mr. Williams by the Company as of the date of termination, as well as such other earned payments or vested benefits to which Mr. Williams is entitled pursuant to any of the Company’s employee benefit plans pursuant to the terms thereof.

Agreements with Chief Product Officer

The Company entered into an employment agreement with Mr. Luck, effective May 31, 2023, and pursuant to its terms, Mr. Luck’s base salary is $180,000. The term of Mr. Luck’s employment agreement is three years, unless terminated upon the earlier of the closing of the Business Combination or June 1, 2026. Mr. Luck is eligible to receive a discretionary cash bonus in an amount to be determined by the Board or the Compensation Committee thereunder. Mr. Luck’s employment agreement entitles Mr. Luck to participate in any bonus compensation plans that the Company may from time to time adopt for the benefit of management, along with any standard benefit plans available to similarly-situated employees. Each year, Mr. Luck is entitled to 30 days of paid time off, in addition to sick leave and regular holidays. If not used each year, or at the time his employment ends for any reason, Mr. Luck is entitled to payment for all unused vacation time. If Mr. Luck’s employment is terminated by the Company without good cause or by Mr. Luck with good reason, he is entitled to receive his base salary through the end of the term of his employment agreement or his base salary for one year, whichever is greater, along with any unpaid vested options, equity or earned bonuses. Mr. Luck is also entitled to awards of fully vested options to purchase 100,000 shares of Common Stock on an annual basis during the three-year term of his employment agreement.

Mr. Luck entered into a post-merger employment agreement, which became effective upon the closing of the Business Combination, and governs the terms of Mr. Luck’s employment as Chief Product Officer of the Company following the closing of the Business Combination. Terms related to compensation under the post-merger employment agreement are substantially similar to those under his prior employment agreement with the Company, except that any stock options granted under this post-merger employment agreement are options to purchase shares of Common Stock rather than Prior BEN Common Stock and is subject to the terms of the 2023 LTIP. In addition, Mr. Luck received a bonus of $100,000 upon the consummation of the Business Combination.

Agreements with Former Chief Information and Data Officer

In November 13, 2023, Mr. Howard was hired as the Company’s Chief Information and Data Officer, and is paid a base salary is $350,000. Mr. Howard is eligible to receive a bonus of up to 50% of his base salary, with a potential bonus of 100% his base salary based on additional performance metrics to be established by the Compensation Committee. Mr. Howard is eligible to participate in the Company’s 2023 LTIP. In addition, based on certain performance metrics to be determined by the Board, Mr. Howard is eligible receive an annual bonus of restricted stock in the aggregate value of up to $500,000, pursuant to the 2023 LTIP. Mr. Williams was entitled to 30 days of paid time off, in addition to sick leave and regular holidays. Each year, Mr. Howard is entitled to 20 days of paid time off, in addition to sick leave and regular holidays. If Mr. Howard’s employment is terminated by the Company, unless for cause or if Mr. Howard resigns from his position, he is entitled to receive one-half of his annual base salary. In June 2025, Mr. Howard transitioned into an advisory role and no longer served a Chief Information and Data Officer for the Company.

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Outstanding Equity Awards At 2024 Fiscal Year End

The following table lists the outstanding equity awards held by the named executive officers as of December 31, 2024.

	OPTION AWARDS
Name	Number of securities underlying unexercised options exercisable		Number of securities underlying unexercised options unexercisable	Option exercise price	Option expiration date
Paul Chang	-		-	$-	-
James Richard Howard	-		-	$-	-
Tyler Luck	-		-	$-	-
Bill Williams	7,502	(2)	7,502	$8.11	March 1, 2025	(3)
Michael Zacharski	337,625	(1)	337,625	$3.7	August 16, 2027

(1)	Consists of fully vested stock options issued to Mr. Zacharski pursuant to the 2021 Equity Incentive Plan.
(2)	Consists of options that vested on November 26, 2024.
(3)	Mr. Williams resigned from his role as Chief Financial Officer, effective December 1, 2024. Mr. Williams stock option award agreement provides that his options expire three months after the termination of his continuous service with the Company.

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Equity Compensation Plans

2021 Equity Incentive Plan

In 2021, the prior board of directors of Blockchain Exchange Network, Inc. adopted, and its stockholders approved, the 2021 Equity Incentive Plan. The following describes the material terms of the 2021 LTIP. In connection with the closing of the Business Combination, the 2021 LTIP and all outstanding awards under the 2021 LTIP were assumed by the Company, and the 2021 LTIP was terminated with respect to future awards. Forfeitures of awards under the 2021 LTIP are automatically added to the pool of shares available for issuance under the 2023 LTIP. Upon Closing, each Stock Award (as defined below) was adjusted in accordance with the Exchange Ratio (as defined herein).

Grants, Generally. The 2021 LTIP provides both for the direct award or sale of shares and the grant of incentive stock options (“ISOs”), non-statutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards and other stock awards (together, the “Stock Awards”). Employees, directors and consultants of t are he Company eligible to receive Stock Awards.

The maximum number of shares of Common Stock that could have been issued over the term of the 2021 LTIP was 2,701,000 shares. As of December 31, 2024, stock options to purchase 1,386,400 shares of Common Stock with a weighted-average exercise price of $4.90 per share were outstanding under the 2021 LTIP. As of December 31, 2024, there were no outstanding awards under the 2021 LTIP, other than these options.

Administration. The Board, or a committee with authority delegated by the Board, administers the 2021 LTIP. Subject to the terms of the 2021 LTIP, the administrator has the power to determine: who will be granted Stock Awards; when and how each Stock Award will be granted; what type of Stock Award will be granted; the provisions of each Stock Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Stock Award; the number of shares of Common Stock subject to a Stock Award; and the fair market value applicable to a Stock Award. The administrator also has the authority to accelerate the time(s) at which an award may vest or be exercised, and to construe, interpret, and settle all controversies regarding the terms of the 2021 LTIP and awards granted thereunder.

Options. The Company’s employees and service providers are eligible to receive stock options pursuant to the 2021 LTIP. See the “Outstanding Equity Awards at 2024 Fiscal Year End” table above for further information about the Company’s named executive officer’s outstanding options as of December 31, 2024.

The exercise price per share of options granted under the 2021 LTIP must be at least 100% of the fair market value per share of Common Stock on the grant date. Subject to the provisions of the 2021 LTIP, the administrator determines the other terms of options, including any vesting and exercisability requirements, the method of payment of the option exercise price, and the option expiration date, among other determinations.

Changes to Capital Structure; Corporate Transactions. In the event of certain changes to the Company’s capital structure, such as a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration, appropriate adjustments will be made to (i) the class(es) and maximum number of securities subject to the 2021 LTIP, (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs, and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. In the event the Company is party to a “Corporate Transaction” or “Change in Control” (as each is defined in the 2021 LTIP), the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the transaction in question:

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(i) arrange for the surviving corporation or acquiring corporation to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting and exercise date of a Stock Award to a date prior to the effective time of the applicable transaction, with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the transaction; provided, however, that the Board may require participants under the 2021 LTIP to complete and deliver to the Company a notice of exercise before the effective date of a transaction, which exercise is contingent upon the effectiveness of such transaction;

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi) make a payment of (A) the value of the property the participant to the 2021 LTIP would have received upon the exercise of the Stock Award immediately prior to the effective time of the transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments may be delayed to the same extent that payment of consideration to the holders of Common Stock in connection with the transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

Plan Amendment or Termination. The Board may amend, modify, or terminate the 2021 LTIP at any time, although such change may not materially and adversely affect a participant’s rights under an outstanding award without the participant’s written consent.

2023 LTIP

Summary and Purpose. On the closing date of the Business Combination, the 2023 LTIP became effective (the “2023 LTIP Effective Date”). The 2023 LTIP was approved by DHC’s stockholders at a special meeting. The purpose of the 2023 LTIP is to attract and retain the services of key employees, key contractors, and non-employee directors of the Company and its subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, performance goals, tandem awards, prior plan awards, and other awards. Employees, officers, contractors, any non-employee director of the Board are eligible to receive awards under the 2023 LTIP. The 2023 LTIP is administered by the Board or its designees, referred to herein as the “plan administrator.” The plan administrator has the authority to take all actions and make all determinations under the 2023 LTIP, to interpret the 2023 LTIP and award agreements and to adopt, amend and repeal rules for the administration of the 2023 LTIP as it deems advisable. The plan administrator also has the authority to grant awards, to determine which eligible service providers receive awards, and to set the terms and conditions of all awards under the 2023 LTIP, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the 2023 LTIP.

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Share Authorization. Subject to certain adjustments and any increase by any Prior Plan Awards (as defined below) eligible for reuse as described below, the aggregate number of shares of our Common Stock issuable under the 2023 LTIP in respect of awards is equal to 5% of the aggregate number of shares issued and outstanding determined as of the 2023 LTIP Effective Date, which as of such date was 2,942,245 shares of Common Stock, of which 100% of the available shares may be delivered pursuant to incentive stock options (the “ISO Limit”). Notwithstanding the foregoing, subject to approval by the Board, on the first trading date of each calendar year (the “Adjustment Date”), the number of shares of our Common Stock available under the 2023 LTIP may be increased by up to an additional 5% of the total number of shares issued and outstanding, as determined as of the Adjustment Date, provided, however, in no event shall the authorized shares available for awards under the 2023 Plan ever exceed 15% of the total number of shares of our Common Stock issued and outstanding, determined as of the 2023 LTIP Effective Date, provided, further, however, that no such adjustment shall have any effect on, or otherwise change the ISO Limit, except for any adjustments summarized below.

The term “Prior Plan Awards” means (a) any awards under the 2021 LTIP that are outstanding on the 2023 LTIP Effective Date, and that on or after the 2023 LTIP Effective Date, are forfeited, expire or are canceled; and (b) any shares subject to awards relating to Common Stock under the 2021 LTIP that, on or after the 2023 LTIP Effective Date are settled in cash.

Reuse of Shares. To the extent that any award under the 2023 LTIP or any Prior Plan Award is cancelled, forfeited or expires, in whole or in part, the shares subject to such forfeited, expired or cancelled award may again be awarded under the 2023 LTIP. Awards that may be satisfied either by the issuance of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under the 2023 LTIP only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of Common Stock. Common stock otherwise deliverable pursuant to an award that are withheld upon exercise or vesting of an award for purposes of paying the exercise price or tax withholdings shall be treated as delivered to the participant and shall be counted against the maximum number of available shares. Awards will not reduce the number of shares of Common Stock that may be issued, however, if the settlement of the award will not require the issuance of Common Stock. Only shares forfeited back to the Company, shares cancelled on account of termination, or expiration or lapse of an award, shall again be available for grant of incentive stock options under the 2023 LTIP, but shall not increase the maximum number of shares described above as the maximum number of shares of Common Stock that may be delivered pursuant to incentive stock options.

Administration. Subject to the terms of the 2023 LTIP, the 2023 LTIP shall be administered by the Board, or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). Membership on the Committee shall be limited to “non-employee directors” in accordance with Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Committee may delegate certain duties to one or more officers of the Company as provided in the 2023 LTIP.

Eligibility. Employees, contractors, and non-employee directors of the Company or its subsidiaries are eligible to participate in the 2023 LTIP.

Stock Options. The Committee may grant either incentive stock options qualifying under Section 422 of the Code or non-qualified stock options, provided, that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive incentive stock options. Stock options may not be granted with an option price less than 100% of the fair market value of a common share on the date the stock option is granted. If an incentive stock option is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a common share on the date of grant. The maximum term for any grant of stock options may not exceed 10 years or, in the case of an incentive stock option granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of Common Stock (or of any parent or subsidiary), five years.

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Recipients of stock options may pay the option exercise price (i) in cash, check, bank draft or money order payable to the order of the Company, (ii) by delivering Common Stock (including restricted stock) already owned by the participant having a fair market value equal to the aggregate option exercise price, provided, that the participant has not acquired such stock within six months prior to the date of exercise, (iii) by delivering to the Company or its designated agent an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the Common Stock purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to the Company the amount of sale or loan proceeds necessary to pay the purchase price, (iv) by requesting the Company to withhold the number of shares otherwise deliverable upon exercise of the stock option by the number of shares of Common Stock having an aggregate fair market value equal to the aggregate exercise price at the time of exercise (i.e., a cashless net exercise), and (v) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award (or freestanding SARs), or in conjunction with stock options granted under the 2023 LTIP (or tandem SARs). A SAR is the right to receive an amount equal to the excess of the fair market value of a common share on the date of exercise over the exercise price. A SAR granted in tandem with a stock option will require the holder, upon exercise, to surrender the related stock option with respect to the number of shares as to which the SAR is exercised. No freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR.

Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock units are the right to receive Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time or other restrictions or conditions.

Performance Awards. The Committee may grant performance awards payable in cash, Common Stock, or a combination thereof at the end of a specified performance period. Payment will be contingent upon achieving pre-established performance goals (as described below) by the end of the performance period. The Committee may modify the performance measures or objectives and/or the performance period as appropriate.

Dividend Equivalent Rights. The Committee may grant a dividend equivalent right either as a component of another award or as a separate award, provided, that dividend equivalent rights may not be granted as a component of SARs or stock options. Dividend equivalents credited to the holder of a dividend equivalent right shall be paid only as the applicable award vests or may be deemed to be reinvested in additional Common Stock. Any such reinvestment shall be at the fair market value at the time thereof. Dividend equivalent rights may be settled in cash or Common Stock.

Other Awards. The Committee may grant other forms of awards payable in cash or Common Stock if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2023 LTIP.

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Performance Goals. Awards (whether relating to cash or Common Stock) under the 2023 LTIP may be made subject to the attainment of performance goals, by the individual, the Company, its subsidiaries or individual business units, relating to one or more business criteria, and, for example, may consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing; profit; earnings; gross margin; earnings per share; capital expenditures; expenses; net profit; net sales; net asset value per share; public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; total return to stockholders; or any other criteria determined by the Committee.

Assignability. Subject to certain limitations as detailed in the 2023 LTIP, Awards granted under the 2023 LTIP generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust the Awards as appropriately permitted by the 2023 LTIP so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event.

Amendment or Termination of the 2023 LTIP. The Board may, at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend or discontinue the 2023 LTIP in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the 2023 LTIP and any awards under the 2023 LTIP to continue to comply with Sections 421 and 422 of the Code (including any successors to such Sections, or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which the Company’s stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of the Company’s stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board regarding amendment or discontinuance of the 2023 LTIP may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding award under the 2023 LTIP without the consent of the affected participant.

No Repricing of Stock Options or SARs. The Committee may not, without the approval of the Company’s stockholders, “reprice” any stock option or SAR, provided, that nothing shall prevent the Committee from (x) making adjustments to awards upon changes in capitalization; (y) exchanging or cancelling awards upon a merger, consolidation, or recapitalization, or (z) substituting awards for awards granted by other entities, to the extent permitted by the 2023 LTIP.

Termination and Change of Control

For a discussion of agreements that provide for payments to a named executive officer in connection with the resignation, retirement or other termination of a named executive officer or a change of control, please see “Executive Compensation—Executive Employment Arrangements” above.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not have a formal policy regarding the timing of awards of option awards in relation to our disclosure of material nonpublic information. However, our historic practice is to grant option awards three trading days following the release of material nonpublic information in order to prevent the release of such information from affecting the value of executive compensation If in the future we determine to grant new awards of options, stock appreciation rights, or similar option-like instruments, we will consider establishing a policy regarding the timing of such awards in relation to the disclosure of material non-public information, and the Board will evaluate the appropriate steps to take in relation to the foregoing.

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TRANSACTIONS WITH RELATED PARTIES, FOUNDERS AND CONTROL PERSONS

In addition to the various agreements and arrangements discussed in the sections titled “Executive Compensation” or Proposal No. 1, “Election of Directors - Director Compensation” above, the following is a description of each transaction since January 1, 2024 and each currently proposed transaction in which:

●	The Company has been or is to be a participant;
●	the amount involved exceeded or exceeds the lesser of (a) $120,000 or (b) one percent of the average of the Company’s total assets at year-end for the fiscal years ended December 31, 2024, December 31, 2023 and 2022; and
●	any of the Company’s directors, executive officers or holders of more than 5% of its capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Since January 1, 2022, the Company has entered into the following agreements with investors that satisfy the above criteria:

Howard Consulting Services Agreement

On October 1, 2021, prior to the start of Mr. James Richard Howard’s service as Chief Information and Data Officer, the Company entered into a Consulting Services Agreement, as amended effective July 1, 2023, with RG Data Insights, LLC, a consulting firm that employed Mr. Howard, pursuant to which Mr. Howard acted as a consultant to the Company. The Consulting Services Agreement expired on September 30, 2023. In connection with the Consulting Services Agreement, as amended, in recognition of the ongoing services provided, the Company agreed to pay Mr. Howard a $0.15 million success fee upon the completion of a successful capital raise in excess of $5.0 million. Additionally, the Company agreed to issue Mr. Howard a Compensatory Warrant to purchase up to 300,000 shares of Prior BEN’s Class B common stock (“Prior BEN Common Stock”) at an exercise price of $1.00 per share, provided, that Mr. Howard continues to be an advisory board member to the Company through September 30, 2024.

Transactions with October 3rd Holdings, LLC

October 3rd Holdings, LLC owns a 52.4025% interest in Genuine Lifetime, LLC, of which Mr. Michael Lucas and Mr. James D. Henderson, Jr. own respective 6.7235% and 11.813% interests. October 3rd Holdings, LLC is co-owned in equal 50% shares by Mr. Tyler Luck and Mr. Lucas. Mr. Luck served as Managing Member of Genuine Lifetime, LLC until June 1, 2023. In connection with the Company’s entry into the Reseller Agreement with AFG, Genuine Lifetime, LLC issued 500,000 shares of Prior BEN Common Stock to AFG in connection with the Reseller Agreement pursuant to a separate agreement between Genuine Lifetime, LLC and AFG. In connection with the GL Interim Financing, Genuine Lifetime, LLC entered into a promissory note with AFG pursuant to which AFG agreed to lend, and Genuine Lifetime, LLC agreed to borrow, $4.0 million in order to fund the GL Interim Financing (the “GL Loan”). In connection with the GL Loan, Mr. Luck entered into a personal guaranty with respect to Genuine Lifetime, LLC’s obligations under the GL Loan. Additionally, Mr. Luck, agreed not to sell, transfer or assign his shares of Common Stock, or permit October 3rd Holdings, LLC, as its managing member to sell, transfer or assign its shares of Common Stock, prior to the repayment of the GL Loan, subject to certain customary exceptions including a sale of such shares of Common Stock by Mr. Luck and October 3rd Holdings, LLC in connection with the consummation of the Business Combination.

In addition, effective June 30, 2024, Prior BEN and the Company entered into a Debt Conversion Agreement with October 3rd Holdings, LLC, pursuant to which the Company agreed to issue 93,333 shares of Common Stock at a price of $4.50 per share to October 3rd Holdings, LLC in exchange for the conversion of certain outstanding indebtedness owed by a subsidiary of the Company to October 3rd Holdings, LLC in the amount of $0.42 million.

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AFG Interim Financing

On September 29, 2023, AFG purchased 456,621 shares of Prior BEN Common Stock for $2.19 per share for an aggregate purchase price of approximately $1.0 million under the AFG Interim Financing. Pursuant to the terms of the AFG Interim Financing, AFG’s obligation to purchase shares of Prior BEN Common Stock immediately prior to the Effective Time (as defined in the Subscription Agreement) under the Subscription Agreement was reduced by $1.0 million. On October 15, 2023, Genuine Lifetime LLC purchased 1,826,484 shares of Prior BEN Common Stock $2.19 per share for an aggregate purchase price of approximately $4.0 million. On January 16, 2025, the Company filed a lawsuit against AFG and its Chief Executive Officer, Ralph Wright Brewer III, in the Northern District of Texas, Dallas Division alleging fraudulent misrepresentation, breach of contract, and the concealment of a ransomware attack on its own network shortly before the Reseller Agreement was executed (the “AFG Lawsuit”). On January 17, 2025, the Company delivered a notice of termination (“Notice”) to AFG terminating the Reseller Agreement. The Notice only applies to the Reseller Agreement and does not affect AFG’s obligations under the Subscription Agreement; however, in light of the Notice and the AFG Lawsuit, the Company is uncertain whether AFG will fulfill its obligations under the Subscription Agreement. On March 26, 2025, the Company filed a First Amended Complaint against AFG in the Southern District of New York alleging breach of contract against AFG with respect to the AFG Subscription Agreement. Specifically, the Company alleges that AFG failed to fund its required March 13, 2025 payment in the amount of $6,500,000. The ongoing litigation with AFG may result in prolonged proceedings, but the Board remains committed to enforcing our contractual rights to safeguard shareholder value. Mention financings and reseller deals.

Transactions with Genuine Lifetime, LLC

The Company entered into a Marketing & Interface Agreement with Genuine Lifetime, LLC on May 1, 2021, including three addendums to such agreement dated July 1, 2021, November 1, 2021 and January 31, 2022 (the “M&I Agreement”). The M&I Agreement provided for the payment by the Company of a monthly fee of $15,000, including an option to convert unpaid balances on or before September 30, 2021 into shares of Prior BEN Common Stock for services provided by Genuine Lifetime, LLC in connection with the development and implementation of a marketing plan to promote the Company advertising interface to customers of Genuine Lifetime, LLC within the United States and the development of an interface between the Company’s data repository and automotive data aggregators and Genuine Lifetime, LLC’s warranty programs. Pursuant to the M&I Agreement, Genuine Lifetime, LLC assigned its employee, Gregor Evans, to provide certain marketing and communications services and expertise to the Company. Pursuant to the M&I Agreement, Genuine Lifetime, LLC also committed $50,000 in exchange for the Company’s recognition of 50,000 prepaid blockchain activations. The Company and Genuine Lifetime, LLC terminated the M&I Agreement with a mutual release on May 30, 2022. Pursuant to the M&I Agreement, upon termination of the M&I Agreement, the Company granted Genuine Lifetime, LLC the option to convert prepaid activations up to a total sum of $50,000 into shares of Prior BEN Common Stock at a price of $0.10 per share, up to a maximum number of shares equal to 500,000, which option was fully exercised by Genuine Lifetime, LLC on March 15, 2023. Genuine Lifetime, LLC has since assigned its entire equity interest in the Company to a third party.

In May 2022, the parties terminated the M&I Agreement and the Company approved the entry into a Debt Conversion Agreement with Genuine Lifetime, LLC, allowing them to convert up to $0.2 million of the Company’s indebtedness from accrued compensation related to services performed on behalf of the Company into 2,000,000 Prior BEN Common Stock.

Lucas Consulting Agreement

Pursuant to a consulting agreement dated June 1, 2023 and in exchange for certain consulting, strategic and advisory services previously provided through May 31, 2023, Mr. Lucas received a warrant to purchase 1,500,000 shares of Prior BEN Common Stock with an exercise price of $1.00 per share, which was adjusted for the post-merger conversion to 405,150 options at $3.71 a share. In addition, any future compensation under this consulting agreement will be based on the value of any future transaction approved by the Company and said compensation shall be in the sole discretion of our board of directors. On July 1, 2024 Mr. Lucas began receiving a monthly consulting fee of $10,000.00.

Registration and Shareholder Rights

Pursuant to a registration rights and shareholder rights agreement signed March 4, 2021, our Sponsor is entitled to certain registration rights with respect to the Private Placement Warrants, the warrants issuable upon conversion of working capital loans (if any) and Common Stock issuable upon exercise of the foregoing and upon conversion of the DHC Class B Shares, par value $0.0001 per share, of DHC and, as a result of the Business Combination had the right to nominate two (2) individuals for election to our board of directors, as long as the Sponsor holds any securities covered by the registration and shareholder rights agreement.

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In connection with the Business Combination, the Registration Rights Agreement dated March 4, 2021, by and between DHC, Sponsor and certain other equity holders named therein was amended and restated. Pursuant to the Amended and Restated Registration Rights Agreement, dated March 14, 2024 by and among the Company and the holders party thereto (the “A&R Registration Rights Agreement”), the Company agreed to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of Common Stock and other equity securities of the Company that are held by the parties thereto from time to time.

Director Loans

The Company has entered into loan agreements with certain parties, named below, whereby the Company borrowed certain funds for its business. Thomas Morgan Jr, a current director on the Board of the Company, is the Managing Member of each of the parties named below. These loans are summarized below.

●	On May 14, 2025, the Company entered into a Loan Agreement with Corps Cap Diversified Income Fund (“Corps Cap Fund”), whereby Corps Cap Fund loaned the Company $150,000. The loan amount is to be repaid within 180 days, in full plus interest at the rate of 12% per annum.
●	On May 16, 2025, the Company entered into a Loan Agreement with Corps Cap Fund, whereby Corps Cap Fund loaned the Company $50,000. The loan amount is to be repaid within 180 days, in full plus interest at the rate of 12% per annum.
●	On June 20, 2025, the Company entered into a Loan Agreement with Corps Capital BDC LLC (“Corps Capital”), whereby Corps Capital loaned the Company $50,000. The loan amount is to be repaid within 180 days, in full plus interest at the rate of 12% per annum.
●	On July 10, 2025, the Company entered into a Loan Agreement with Corps Cap Fund, whereby Corps Cap Fund loaned the Company $100,000. The loan amount is to be repaid within 180 days, in full plus interest at the rate of 12% per annum. As additional consideration for the loan, the Company agreed to provide 285,714 warrants for BEN Common Stock at a price of $0.35 per warrant. These warrants will become exercisable 6 months from the date of issuance.
●	On July 10, 2025, the Company entered into a Loan Agreement with Corps Cap Advisors LLC (“Corps Cap LLC”), whereby Corps Cap LLC loaned the Company $25,000. The loan amount is to be repaid within 180 days, in full plus interest at the rate of 12% per annum. As additional consideration for the loan, the Company agreed to provide 71,428 warrants for BEN Common Stock at a price of $0.35 per warrant. These warrants will become exercisable 6 months from the date of issuance.
●	On July 10, 2025, the Company entered into a Loan Agreement with Corps Cap, whereby Corps Cap LLC loaned the Company $125,000. The loan amount is to be repaid within 180 days, in full plus interest at the rate of 12% per annum. As additional consideration for the loan, the Company agreed to provide 357,142 warrants for BEN Common Stock at a price of $0.35 per warrant. These warrants will become exercisable 6 months from the date of issuance.

Certain of the foregoing disclosures are summaries of certain provisions of our related party agreements and are qualified in their entirety by reference to all of the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful.

Review, Approval or Ratification of Transactions with Related Parties

On March 14, 2024, the Company adopted a new written related party transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.

A “Related Person Transaction” is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any related person had, has or will have a direct or indirect material interest. A “Related Person” means:

●	any person who is, or at any time during the applicable period was, one of the Company’s officers or one of the Company’s directors;
●	any person who is known by the Company to be the beneficial owner of more than five percent (5%) of its voting stock;
●	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than five percent (5%) of its voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than five percent (5%) of its voting stock; and
●	any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a ten percent (10%) or greater beneficial ownership interest.

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Under this policy, if a transaction has been identified as a Related Person Transaction, including any transaction that was not a Related Person Transaction when originally consummated or any transaction that was not initially identified as a Related Person Transaction prior to consummation, the Company’s management must present information regarding the Related Person Transaction to the Company’s audit committee, or, if audit committee approval would be inappropriate, to another independent body of the Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the Related Persons, the benefits to the Company of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. In addition, under the Company’s Code of Business Conduct and Ethics, the Company’s employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering Related Person Transactions, the Company’s audit committee, or other independent body of the board of directors, will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to the Company;
●	the impact on a director’s independence in the event that the Related Person is a director, immediate family member of a director or an entity with which a director is affiliated;
●	the availability of other sources for comparable services or products; and
●	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a Related Person Transaction, the Company’s audit committee, or other independent body of the Company’s board of directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the Company’s best interests and those of the Company’s stockholders, as the Company’s audit committee, or other independent body of the Company’s board of directors, determines in the good faith exercise of its discretion.

All of the transactions described in this section were entered into prior to the adoption of this policy.

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REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of BEN’s Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by BEN under the Exchange or the Securities Act unless and only to the extent that BEN specifically incorporates it by reference.

The Audit Committee has reviewed and discussed with BEN’s management and L.J. Soldinger Associates, LLC the audited consolidated financial statements of BEN contained in BEN’s annual report on Form 10-K for the year ended December 31, 2024. The Audit Committee has also discussed with L.J. Soldinger Associates, LLC the matters required to be discussed by applicable auditing standards.

The Audit Committee has received and reviewed the written disclosures and the letter from L.J. Soldinger Associates, LLC required by applicable requirements of the Public Company Accounting Oversight Board and the SEC regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with L.J. Soldinger Associates, LLC its independence from BEN.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in BEN’s annual report on Form 10-K for the year ended December 31, 2024 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Richard S. Isaacs, Chair*

Jon Leibowitz

* Mr. Isaacs joined the Audit Committee after the issuance of the audited consolidated financial statements of BEN contained in BEN’s annual report on Form 10-K. The members of the Audit Committee at the time of the issuance of such financials were: Bernard Puckett, Jon Leibowitz and Janine Grasso

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ADDITIONAL INFORMATION

Stockholder Proposals to be Presented at Next Annual Meeting

BEN’s bylaws provide that, for stockholder nominations to the Board or other proposals to be considered at an annual meeting of stockholders, the stockholder must give timely notice in writing to Brand Engagement Network Inc., 300 Delaware Ave, Suite 210, Wilmington, DE 19801, Attn: Corporate Secretary.

To be timely for the 2026 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at the principal executive offices of the Company not earlier than July 29, 2026 and not later than the close of business on August 28, 2026. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by BEN’s bylaws. In addition, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must comply with the additional requirements of Rule 14a-19(b).

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at BEN’s 2026 Annual Meeting of Stockholders must be received by us no later than July 9, 2026 in order to be considered for inclusion in BEN’s proxy materials for that meeting.

Under the Delaware General Corporation Law, there is no mandatory provision providing for shareholder proxy access to include shareholder director nominees in BEN’s proxy materials. Further, BEN’s bylaws do not include specific shareholder proxy access provisions for the inclusion of shareholder nominees. Accordingly, any request for inclusion of shareholder director nominees is at the discretion of the Board and subject to other requirements under Rule 14a-8 under the Exchange Act.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes of ownership with the SEC. Based solely on a review of copies of the reports filed with the SEC, or written representations from reporting persons that all reportable transactions were reported, we believe that, during the last fiscal year, all filing requirements under Section 16(a) applicable to our officers, directors and 10% stockholders were timely met, except that in the last fiscal year, (i) Paul Chang filed one late report relating to one transaction; (ii) Tyler Luck and October 3rd Holdings, LLC jointly filed one late report relating to one transaction; (iii) Michael Zacharski filed one late report relating to two transactions; (iv) Christopher Gaertner filed one late report relating to two transactions; (v) DHC Sponsor, LLC filed one late report relating to two transactions and (vi) Cohen and Company Inc., did not file reports related to its two wholly owned subsidiaries Cohen Sponsor LLC and ASJC Global LLC – Series 6 which owned more than ten percent of DHCA and the Company in 2024, according to the Company’s stock records.

Available Information

BEN will mail without charge, upon written request, a copy of BEN’s annual report on Form 10-K for the year ended December 31, 2024, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Brand Engagement Network Inc.

300 Delaware Ave, Suite 210

Wilmington, DE 19801

Attn: Investor Relations

The Annual Report is also available at https://investors.beninc.ai/financial-information/sec-filings.

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“Householding” - Stockholders Sharing the Same Last Name and Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well. Under our Bylaws, any notice given shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders affected. Such consent shall have been deemed to have been given if such stockholder fails to object in writing to the Company within sixty (60) days of having been given notice by the Company of its intention to send the single notice. Any consent shall be revocable by the stockholder by written notice to the Company.

Once you have received notice from the Company or your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting our transfer agent, Continental Stock Transfer & Trust (“CST”), either by calling toll-free (800) 509-5586, or by writing to CST, cstmail@continentalstock.com. Upon written or oral request, BEN will undertake to promptly deliver a separate copy of the annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the annual report and other proxy materials, you may write or call BEN’s Corporate Secretary at 300 Delaware Ave, Suite 210, Wilmington, DE 19801, Attn: Investor Relations, or by submitting an inquiry via our website at https://investors.beninc.ai/contact-ir.

Any stockholders who share the same address and currently receive multiple copies of BEN’s annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or the Company using the contact information listed above.

THESE PROXY MATERIALS MAY BE ACCOMPANIED BY SUCH A NOTICE TO HOUSEHOLD. IF YOU DO NOT WANT BEN TO USING THIS HOUSEHOLDING PROCEDURE FOR YOUR MATERIALS IN THE FUTURE, PLEASE FOLLOW THE INSTRUCTIONS PROVIDED IN THE NOTICE FOR REQUESTING OTHERWISE.

OTHER MATTERS

The Board does not presently intend to bring any other business before the meeting and, so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may arise and properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

NOTE ABOUT FORWARD-LOOKING STATEMENTS

This Proxy Statement includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange. Forward-looking statements may appear throughout this report, including in each of the proposals, and the “Executive Compensation” section. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Forms 10-K and 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

INFORMATION REFERENCED IN THIS PROXY STATEMENT

The content of the websites referred to in this proxy statement are not incorporated by reference into this proxy statement.

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APPENDIX A - AMENDMENT TO CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

BRAND ENGAGEMENT NETWORK INC.

(a Delaware corporation)

BRAND ENGAGEMENT NETWORK INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: The name of the Corporation is Brand Engagement Netwrok Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware (“Secretary”) on March 14, 2024 (the “Certificate of Incorporation”).

SECOND: Pursuant to Section 242(b) of the Delaware General Corporation Law (the “DGCL”) the Board of Directors of the Corporation has duly adopted, and the stockholders of the Corporation, have approved the amendments to the Certificate of Incorporation set forth in this Certificate of Amendment.

THIRD: Pursuant to Section 242 of the DGCL, Article IV of the Certificate of Incorporation is hereby amended by adding to the end of such section the following:

(D) Effective at 12:01 a.m. Eastern Time (the “Reverse Stock Split Effective Time”) on [●], 2025, every [          ] ([          ]) issued and outstanding shares of common stock, par value $0.0001 (“Common Stock”) of the Corporation will be combined into and automatically become one (1) validly issued, fully paid and non-assessable share of Common Stock of the Corporation (the “2025 Reverse Stock Split”) and the authorized shares of the Corporation shall remain as set forth in the Certificate of Incorporation. No fractional share shall be issued in connection with the 2025 Reverse Stock Split. All shares of Common Stock that are held by a stockholder will be aggregated and each fractional share resulting from such aggregation held by a stockholder shall be cancelled. In lieu of any interest in a fractional share to which a stockholder would otherwise be entitled as a result of the 2025 Reverse Stock Split, such holder shall be entitled to receive a cash amount equal to $[ ] per share, the value of such fractional shared based on the closing price of the Common Stock on the Nasdaq Capital Market on effective date of the 2025 Reverse Stock Split.

[Signature page follows]

60

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this [  ] day of [  ], 2025.

BRAND ENGAGEMENT NETWORK INC.

By:
Name:
Title:

61

2025

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

BRAND ENGAGEMENT NETWORK INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 25, 2025.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: **https://www.cstproxy.com/beninc/2025**

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND A VOTE "FOR" PROPOSALS 2 AND 3.

1. **Proposal 1:** To elect two (2) nominees to serve as Class I directors on the Board of Directors for a term of three years until the annual meeting of stockholders in 2028, or until their respective successors are elected and qualified.

Nominee	FOR	WITHHOLD
(1) Ruy Carrasco	☐	☐
(2) Thomas Morgan Jr.	☐	☐

Instructions: To vote, mark an "X" in the box. To withhold authority for any individual nominee, mark "WITHHOLD" for that nominee. If you mark "FOR" for both nominees, your vote will be cast for both. A plurality of votes cast is required to elect each director. Abstentions and broker non-votes have no effect.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Instructions: Mark an "X" in one box. A majority of votes cast is required to approve. Abstentions have no effect. As a routine matter, brokers may vote uninstructed shares.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Instructions: Mark an "X" in one box. A majority of votes cast is required to approve. As a non-routine matter, brokers cannot vote uninstructed shares. Abstentions and broker non-votes have no effect.

CONTROL NUMBER

Signature____________________ Signature, if held jointly____________________ Date________2025.

Note: Please sign exactly as your name(s) appear(s) on this proxy. If shares of stock are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tneants or otherwise, both or all of such persons should sign this proxy. If shares of stock are held of record by a corporation or other business entity, please provide full name of corporation and the title of authorized officer signing the proxy. Executors, administrators or other fiduciaries who execute this proxy for a deceased stockholder should give their full title.

2025

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting to be held on November 26, 2025.

To view the Proxy Statement and to Attend the 2025 Annual Meeting, please go to: https://www.cstproxy.com/beninc/2025

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

BRAND ENGAGEMENT NETWORK INC.

The undersigned hereby appoints James D. Henderson, General Counsel and Secretary, and Tyler J. Luck, Acting Chief Executive Officer, and each of them, as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of common stock of BEN held of record by the undersigned on November 3, 2025, at the Annual Meeting to be held on November 26, 2025, or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE VOTE AS PROMPTLY AS POSSIBLE BY MARKING, SIGNING, DATING, AND RETURNING THIS PROXY CARD, OR BY VOTING VIA THE INTERNET AS DESCRIBED ON THE REVERSE SIDE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. IF YOU DO NOT SPECIFY HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS: "FOR" EACH OF THE NOMINEES IN PROPOSAL 1, "FOR" PROPOSAL 2, AND "FOR" PROPOSAL 3.

(Continued and to be marked, dated and signed on the other side)